                                                                   EXHIBIT 10.16

                                           *** TEXT OMITTED AND FILED SEPARATELY
                                    PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST
                                            UNDER 17 C.F.R. SECTION 200.80(b)(4)
                                               AND RULE 406 UNDER THE SECURITIES
                                                         ACT OF 1933, AS AMENDED


                                  23 JULY 2004



                           PATENT AND KNOW HOW LICENSE


                                     BETWEEN


                               SHIRE BIOCHEM INC.

                               TANAUD IRELAND INC.

                            TANAUD INTERNATIONAL B.V.


                                       AND


                            STRUCTURAL GENOMIX, INC.






                    ----------------------------------------

                           PATENT AND KNOW HOW LICENSE
        Relating to the development, registration and sale of TROXATYL(R)

                    ----------------------------------------

PATENT AND KNOW HOW LICENSE

DATE:    23 JULY 2004

PARTIES:

(1) SHIRE BIOCHEM INC., a company incorporated in Canada, whose address is 275 boul. Armand-Frappier, Laval, QC, Canada H7V 4A7 ("SHIRE BIOCHEM");

(2) TANAUD IRELAND INC., a company incorporated in Ireland, whose address is Shannon Airport House, Shannon, County Clare, Ireland ("TANAUD IRELAND");

(3) TANAUD INTERNATIONAL B.V., a company incorporated in the Netherlands, whose address is Fred Roeskestraat 123, First Floor, 1076 EE Amsterdam, The Netherlands ("TANAUD BV"); and

(4) STRUCTURAL GENOMIX, INC., a company incorporated in Delaware, whose address is 10505 Roselle Street, San Diego, CA 92121, U.S.A. ("LICENSEE").

BACKGROUND

(A) Shire BioChem (formerly BioChem Pharma Inc.) is a pharmaceutical company engaged in, among other things, the research and development of certain pharmaceutical products including the Licensed Product (as defined below).

(B) During the course of its research and development of the Licensed Product, Shire BioChem generated the Compound Patents, the Background Patents and the Shire Know-How (each defined below) in connection with the Licensed Product.

(C) On 3 January 1996, Shire BioChem entered into the License Agreement (as defined below) which, among other things, granted Shire BioChem the exclusive right to use the University Patents (as defined below).

(D) The Licensee is engaged in, among other things, the research and development of certain pharmaceutical products.

(E) The Licensee has requested, and Shire agrees to grant, an exclusive license to make, have made, use, supply and sell the Licensed Product in the Territory (as defined below) on the terms and conditions set out in this Agreement.

OPERATIVE PROVISIONS

1.   INTERPRETATION

1.1  In this Agreement:

         "ACCELERATED APPROVAL" means approval for Marketing Authorisation of the Licensed Product in the United States of America on the basis of an application made to the FDA pursuant to the Code of Federal Regulations, Title 21, Part 314 (subpart H - accelerated approval of new drugs for serious or life threatening illnesses) or its equivalent in any jurisdiction;

         "AFFILIATE" means any firm, person or company which controls, is controlled by or is under common control with a Party to this Agreement and for the purpose of this definition the term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such firm, person or company, whether through the ownership of voting securities, by contract or otherwise or the ownership either directly or indirectly of more than 50% of the voting securities of such firm, person or company;

         "BACKGROUND PATENTS" means the patents and patent applications owned by or licensed to Shire Biochem, Tanaud Ireland or Tanaud BV as set out in
         Part I of Schedule 2;

         "BUSINESS DAY" means any day other than Saturday or Sunday on which the banks in New York are open for business;

         "CANADIAN TERRITORY" means Canada;

         "CHANGE OF CONTROL" means a transaction or series of related transactions (other than an equity financing the principal purpose of which is to raise new capital for the Licensee or an IPO or follow-on public offering), that result directly or indirectly in the change of:

         (a) control of more than half of the voting power of the issued share capital of the Licensee; or

         (b) control of more than half of the issued share capital (excluding any part thereof which carries no right to participate beyond a specified amount in the distribution of either profit or capital) of the Licensee; or

         (c) control of the power to direct or cause the direction of the management and policies of the Licensee, by virtue of any power conferred under the articles of association or other documents relating to the Licensee;

         "CLAIMS" shall have the meaning given in clause 14.1;

         "CLINICAL PROOF OF CONCEPT" means either (a) completion of the [...***...] patient phase II study of the Compound [...***...] Acute Myelogenous Leukemia (AML) patients with a complete response rate (CR and CRp in aggregate) [...***...] AML patients of at least [...***...]% with a CR rate of at least [...***...]%; or (b) continuation of such phase II study with additional patients or Initiation of a phase III study. For the purposes of this Agreement, "CR" shall have the meaning given to it in Journal of Clinical Oncology, Vol. 21, 2003: 4642-4649:
         "Morphologic complete remission: A CR designation requires that the patient achieve the morphologic leukemia-free state and have an absolute neutrophil count of more than 1,000/uL and platelets of 100,000/uL. Hemoglobin concentration or hematocrit has no bearing on remission status, although the patient must be red cell and platelet transfusion



                                       3     ***CONFIDENTIAL TREATMENT REQUESTED
         independent (no red cell transfusion for 2 weeks and no platelet transfusion for 1 week). The bone marrow would have less than 5% blasts and no Auer rods. There is no requirement for bone marrow cellularity. There should be no residual evidence of extramedullary leukemia," and "CRp" means CR but with platelets of >25,000/uL and
         <100,000uL;

         "COMMERCIAL SALE" means any sale of the Licensed Product to a third party in any country in the Territory after the receipt of the Marketing Authorization for that country;

         "COMMITTEE MEMBERS" shall have the meaning given in clause 4.1;

         "COMPETING PRODUCT" means any pharmaceutical product (other than the Licensed Product) indicated for the treatment of acute myeloid leukemia that is marketed or near to market (phase II clinical development or later) which in Shire's reasonable opinion is likely to compete with the Licensed Product to the detriment of the Licensed Product, but excluding:

         (a) any pharmaceutical product which is a kinase inhibitor owned or licensed by the Licensee; and

         (b) pharmaceutical products with scientifically documented evidence, demonstrating the potential for use in combination with the Licensed Product.

         "COMPOUND" means the compound troxacitabine;

         "COMPOUND PATENTS" means the patents and patent applications set out in
         Part II of Schedule 2;

         "CONFIDENTIAL INFORMATION" means any scientific, technical, formulation, process, manufacturing, clinical, non-clinical, regulatory, marketing, financial or commercial information or data relating to the business, projects or products of either Party and provided by one Party to the other by written, oral, electronic or other means in connection with this Agreement;

         "CONSULTANCY AGREEMENT" means the consultancy agreement dated 20 February 1996 between BioChem Therapeutic Inc. and [...***...];

         "DEVELOPMENT COMMITTEE" means the committee set up by the Parties in accordance with clause 4.1;

         "DEVELOPMENT DATA" means any data, charts, studies, summaries, analyses, reports, know-how and other information created, generated or discovered in connection with the Development Plan or any other pre-clinical or clinical trials or studies of the Licensed Product conducted by or on behalf of the Licensee;

         "DEVELOPMENT PLAN" means the plan for the development of the Licensed Product by the Licensee as set out in Schedule 1 including the anticipated Timelines and development budget for the phase II study of the Licensed Product;

                                        4    ***CONFIDENTIAL TREATMENT REQUESTED

         "EFFECTIVE DATE" means the date of this Agreement;

         "EXCLUDED PATENTS" means the patents and patent applications identified in Schedule 9 which are excluded from the license granted to the Licensee under this Agreement;

         "FDA" means the United States Food and Drug Administration and any successor thereto;

         "FIELD" means all pharmaceutical uses of the Licensed Product except that in relation to the University Patents and University Technology, "Field" means the treatment of cancer only;

         "FORCE MAJEURE" means in relation to either Party any circumstances beyond the reasonable control of that Party;

         "GENERIC PRODUCT" means any pharmaceutical product that is recognized by a Regulatory Authority in a particular country in the Territory as "AA or AB" rated (or the equivalent rating in any jurisdiction) against the Licensed Product or is substitutable at the pharmacy by a pharmacist for a prescription written for the Licensed Product;

         "IMPROVEMENT" means any and all discoveries, developments, inventions, enhancements or modifications, patentable or otherwise, specifically relating to the Licensed Product and for use in the Field created, generated or discovered by or on behalf of either Party or its Affiliates during the term of this Agreement, but excluding the Development Data and any regulatory material generated in connection with an application for Marketing Authorization;

         "INTELLECTUAL PROPERTY RIGHTS" means patents, trade marks, service marks, logos, trade names, rights in designs, copyright, utility models, rights in know-how and other intellectual property rights, in each case whether registered or unregistered and including applications for registration, and all rights or forms of protection having equivalent or similar effect anywhere in the world;

         "INITIATION" means the date of first dosing of the first patient in the relevant clinical study;

         "IPO" means an initial public offering of the Licensee's equity securities for admission to listing or trading on a recognized securities exchange or listing or trading on a recognized securities market;

         "LAUNCH" means the commencement of Commercial Sale of the Licensed Product in any country of the Territory;

         "LICENSE AGREEMENT" means the license agreement dated 3 January 1996 between the University of Georgia Research Foundation Inc., Yale University, Shire BioChem Inc. (formerly BioChem Pharma Inc.), Tanaud Holdings (Barbados) Limited and Tanaud LLC, as amended from time to time;

         "LICENSED PRODUCT" means any pharmaceutical formulations that contain the Compound alone as a therapeutically active ingredient, or in combination with any other pharmaceutically active ingredient;

         "MARKETING AUTHORIZATION" means the grant of all necessary permits, authorizations, licenses, approvals (including pricing and reimbursement approvals, if applicable) or waivers from any relevant Regulatory Authority required for the research, development, manufacture, marketing, storage, import, export, transport, use or sale of the Licensed Product in any country of the Territory;

         "MARKETING PLAN" means the marketing plan for the Launch, marketing and commercialization of the Licensed Product in each country of the Territory prepared in accordance with clause 6.2;

         "MEMORANDUM OF UNDERSTANDING" means a memorandum of understanding between the University and the Licensee substantially in the form of
         Schedule 7;

         "MINIMUM SALES FORECASTS" means [...***...]% of the [...***...]; [...***...]% of the [...***...]; [...***...]% of the [...***...]; and
         [...***...]% of the [...***...];

         "MILESTONE EVENT" means the event identified in Schedule 3 which triggers a payment under clause 7.2;

         "MILESTONE PAYMENT" means the payment by the Licensee to Shire of the sums identified in Schedule 3 on the occurrence of a Milestone Event;

         "MILESTONE PAYMENT TERMS" means the payment of any Milestone Payment or other applicable payment under clause 7, to Shire as follows:
         [...***...]% of such payment to Tanaud Ireland; [...***...]% of such payment to Tanaud BV; and [...***...]% of such payment to Shire BioChem;

         "NDA" means a new drug application and all supplements filed with the FDA, including all documents, data and other information concerning the Licensed Product which are necessary for, or included in, a Marketing Authorization to use, sell, supply or market the Licensed Product in the United States of America;

         "NET SALES" means the gross amount invoiced by the Licensee, its Affiliates or Sub-Licensees to third parties in respect of sales of the Licensed Product, less:

         (a) trade, quantity and cash discounts or rebates actually allowed and taken, provided that such discounts or rebates are not applied disproportionately to the Licensed Product as compared with similar products of the selling entity, including those granted for rejected, damaged and recalled goods;

         (b) freight, shipping and related insurance charges, provided that such charges are no more than 1% of Net Sales;


                                       6     ***CONFIDENTIAL TREATMENT REQUESTED

         (c) tax, tariff or customs duties or other government duties (other than income tax) levied on the sale, transportation or delivery of the Licensed Product; and

         (d) credits, rebates, charge backs or similar payments granted or given to wholesalers or other third party distributors, health care insurance carriers, pharmacy benefit management companies or health care organizations.

                  For the avoidance of doubt, sales or other transfers between the Licensee and its Affiliates or its Sub-Licensees are not sales to third parties, but Net Sales shall include any subsequent sales of the Licensed Product by such Affiliates or Sub-Licensees to any third parties. Where the Licensed Product is sold otherwise than on an arms length basis, the amount that would have been charged in an arms length sale shall be deemed to be the invoice price for such Licensed Product and where the Licensed Product is disposed of for consideration other than cash, such consideration shall be valued at the fair market value.

         "OTHER TERRITORIES" means throughout the world, except for the Canadian Territory and the US Territory;

         "PARTY" AND "PARTIES" means respectively Shire or the Licensee, or as the case may be, both such parties;

         "PREMIUM ON EQUITY" means in relation to the acquisition by any third party of any equity (or any form of security convertible into equity) in the Licensee or its Affiliates in connection with any Sub-License Agreement, the excess of actual purchase price paid for such equity over the fair market value of such equity. For clarity, if the fair market value of the equity is $8.00 and the amount paid by the third party is $10.00, the Premium on Equity is $2.00. Any dispute over the fair market value of the Licensee's stock shall be resolved through the dispute resolution procedure set out in clause 24.2;

         "PRINCIPAL MARKETS" means the United States of America, Canada, Japan, the United Kingdom, Germany, France, Italy and Spain;

         "QUARTER" means a three month period ending on the last day of March, June, September or December in any calendar year;

         "REASONABLE COMMERCIAL EFFORTS" means commercial efforts consistent with normal business practices and effort used by the Licensee in connection with other products of similar market size or importance which the Licensee intends to launch or has launched and sold in the Territory, or in the absence of any such similar products then such effort shall be assessed by reference to good business practice in the light of all the circumstances;

         "REGULATORY AUTHORITY" means any competent government agency, regulatory authority or other administrative body responsible for granting Marketing Authorization in a particular country or multinational group of countries in the Territory, including the FDA;

         "REMEDIES" shall have the meaning given in clause 12.2;

         "SALES FORECASTS" means the sales of the Licensed Product anticipated by the Licensee for a 4 year period from Launch of the Licensed Product in the US Territory as set out in Schedule 4;

         "SEC" means the Securities Exchange Commission in the United States of America and any successor thereto;

         "SHIRE" means Shire BioChem, Tanaud Ireland or Tanaud BV or collectively Shire BioChem, Tanaud Ireland and Tanaud BV as the case may be;

         "SHIRE INTELLECTUAL PROPERTY" means the Shire Patents, the University Patents, University Technology and the Shire Know-How;

         "SHIRE KNOW-HOW" means all information, procedures, instructions, techniques, data, technical information (including toxicological, pharmaceutical, non-clinical, clinical and medical data, health registration data and marketing data), processing specifications, pricing studies and market evaluation materials owned by Shire or its Affiliates (other than Shire Laboratories Inc.) and reasonably necessary for the development, or in the case of pricing and market evaluation materials, for commercialization, of the Licensed Product in the Territory;

         "SHIRE MATERIALS" means the Compound and other materials identified in
         Schedule 5;

         "SHIRE PATENTS" means the Compound Patents and Background Patents and including, in each case, any divisionals, extensions, reissues, substitutions, renewals, continuations, continuations-in-part, provisionals, re-examinations and foreign counterparts thereof (including European supplementary protection certificates) and patents issuing thereon;

         "SUB-LICENSEE" means any non-Affiliate third party sub-licensee of the rights (or any part of the rights) granted to the Licensee under this Agreement;

         "SUB-LICENSE AGREEMENT" means any agreement between the Licensee and the Sub-Licensee granting the right or license under the Shire Intellectual Property (or any part of it) to develop, manufacture, have manufactured, use, sell, offer for sale, import or supply the Licensed Product;

         "SUB-LICENSE INCOME" means any consideration in any form received by the Licensee or its Affiliates in connection with a Sub-License Agreement, but excluding royalties on Net Sales and amounts received under arms length non-convertible debt instruments negotiated on standard commercial terms, including (a) upfront fees, milestone payments, license maintenance fees, distribution or joint marketing fees, development funding (in excess of the Licensee's cost of performing such development), and any investment in the Licensee, and
         (b) exchange products, cross-licensed products, options, marketing rights and such other forms of non-cash consideration that may be deemed to have value;

         "SUB-LICENSEE MOU" means a memorandum of understanding between Shire and a Sub-Licensee substantially in the form of Schedule 7;

       "TERRITORY" means the Canadian Territory, the US Territory and the Other Territories;

       "THIRD PARTY ACTION" shall have the meaning given in clause 13.1;

       "TIMELINES" means the timelines for the research, development, registration and Launch of the Licensed Product as set out in the Development Plan;

       "TRADE MARKS" means the trade marks and applications for trade marks set out in Schedule 6;

       "UNIVERSITY" means each of the University of Georgia Research Foundation Inc. and Yale University;

       "UNIVERSITY PATENTS" means the patents and patent applications set out in
       Part III of Schedule 2 and including, any divisionals, extensions, reissues, re-examinations, continuations, and foreign counterparts thereof and patents issuing thereon;

       "UNIVERSITY TECHNOLOGY" means the "Licensed Technology" as defined in the License Agreement; and

       "US TERRITORY" means the United States of America and its territories and possessions.

1.2    In this Agreement, unless the context requires otherwise:

       (a) the headings are included for convenience only and shall not affect its construction;

       (b) references to "persons" includes individuals, bodies corporate (wherever incorporated), unincorporated associations and partnerships;

       (c) words denoting the singular shall include the plural and vice versa;

       (d) references to the word "including" are to be construed without limitation;

       (e) words denoting one gender shall include each gender and all genders; and

       (f) any reference to an enactment or statutory provision is a reference to it as it may have been, or may from time to time be amended, modified, consolidated or re-enacted.

1.3 The Schedules comprise part of and shall be construed in accordance with the terms of this Agreement. In the event of any inconsistency between the Schedules and the terms of this Agreement, the terms of this Agreement shall prevail.

2.     GRANT OF LICENSE

2.1    Subject to the terms of this Agreement, Shire hereby grants the Licensee:

       (a) an exclusive license under the Shire Patents and Shire Know-How to develop, manufacture, have manufactured, use, sell, offer for sale, import and supply the Licensed Product in the Territory and in the Field; and

       (b) an exclusive sub-license under the University Patents and University Technology to develop, manufacture, have manufactured, use, sell, offer for sale, import and supply the Licensed Product in the Territory and in the Field.

2.2 Except to the extent necessary to enable Shire to perform its obligations under this Agreement and subject to the terms of the License Agreement (and in particular the University's rights under Articles 2.2 and 2.4 of the License Agreement) the term "exclusive" for the purposes of clause 2.1, means to the exclusion of all others, including Shire and its Affiliates.

2.3    This Agreement and the grant of any license pursuant to clauses 2.1 and
       10.1 shall in all respects be conditional upon the Licensee receiving US$12 million in cash from its investors and providing documentary evidence, to Shire's reasonable satisfaction, of receipt of such sum by no later than September 30, 2004. If such condition subsequent is not fulfilled (or waived) on or before September 30, 2004, this Agreement shall automatically terminate, Shire shall be entitled to retain any upfront payment received and neither party shall have a claim of any nature whatsoever against the other party under this Agreement (except in respect of any rights or liabilities of the parties which have accrued prior to termination).

2.4    The Licensee undertakes to:

       (a) use all reasonable efforts to ensure that the condition subsequent in clause 2.3 is fulfilled as soon as reasonably practicable and in any event by September 30, 2004; and

       (b) keep Shire informed of the progress towards satisfaction of such condition precedent and in particular promptly disclose in writing to Shire anything which will or may prevent the condition subsequent from being satisfied.

3.     SUB-LICENSING

3.1 The Licensee shall have the right to sub-license the rights granted under this Agreement to its Affiliates or any third party, provided that:

       (a) the Licensee provides Shire the opportunity to review the Sub-License Agreement (which, subject to the disclosure to the University to the extent required under the License Agreement and subject to the Universities' confidentiality obligations thereunder, Shire shall treat as Confidential Information of the Licensee) prior to its execution and considers in good faith any reasonable amendments to the Sub-License Agreement requested by Shire and subject to clause 3.1A, shall obtain the University's prior consent (such consent not be unreasonably withheld or delayed);

       (b) any Sub-License Agreement shall be in writing and, with the exception of the financial terms, be consistent with the terms of this Agreement (except that the Sub-Licensee shall not have the right to sub-license, unless Shire and the University have consented to such right, which consent, if requested by the Licensee, shall not be unreasonably withheld or delayed); and

       (c) the Licensee shall remain responsible to Shire with respect to all the operations of its Sub-Licensee relevant to the use Licensed Product under this Agreement as if such operations were carried out by the Licensee, including the provision of Reasonable Commercial Efforts in the development, manufacture, registration and Launch of the Licensed Product, the making of any payments under this Agreement, the provision of indemnities, the provision of insurance and compliance with applicable law.

3.1A The Licensee may enter into a Sublicense Agreement without the prior consent of the University if:

       (a) the relevant territory of the Sub-License Agreement is outside the Principal Markets; or

       (b) the relevant territory of the Sub-License Agreement is within the Principal Markets, provided that, the Sub-Licensee, at the time of grant:

              (i) is listed on a recognized securities exchange and has market capitalization of not less than U.S.$ [...***...] million, or is a private company with cash of not less than U.S.$ [...***...] million; and

              (ii) has a current marketing authorization for at least one other regulatory-approved pharmaceutical oncology product in any country in the Principal Markets prior to the date of the Sub-License Agreement.

3.2 Shire shall use reasonable endeavours to procure that the University signs a Memorandum of Understanding, and shall provide the same to the Licensee on the Effective Date for countersignature by the Licensee. Upon request by the Licensee, Shire shall consent (which consent shall not be unreasonably withheld or delayed) to signing a Sub-Licensee MOU, provided that, the reason for the termination of this Agreement does not relate in any way to any act or omission of the Sub-Licensee, its Affiliates, representatives or sub-licensees.

3.3 In the event that the Licensee enters a Sub-License Agreement pursuant to clause 3.1, the Licensee shall promptly after execution of such Sub-License Agreement, provide Shire with a copy of the final form of the Sub-License Agreement, which Shire shall treat as Confidential Information of Licensee.

3.4 The Licensee shall not, and shall procure that its Affiliates and Sub-Licensees shall not:

       (a) utilize any part of the Shire Intellectual Property in the making of any patent application, except as otherwise agreed in writing by the Parties pursuant to the terms of this Agreement; or

                                       11    ***CONFIDENTIAL TREATMENT REQUESTED

         (b) manufacture, supply, market or sell, or knowingly assist any third party to manufacture, supply, market or sell any Competing Product anywhere in the Territory; unless in the event of a Change of Control of Licensee, the new controlling party has a Competing Product and Shire does not terminate the Agreement pursuant to clause 19.2(c), in which event, this sub-clause 3.3(b) shall not apply.

3.5 Shire agrees not to terminate the License Agreement without the prior written consent of the Licensee (which consent shall not be unreasonably withheld or delayed). Shire further agrees that within 5 Business Days after a request from Licensee, Shire shall provide the University with the written notice under clause 2.2(a) of the Memorandum of Understanding, provided that the reason for the termination of the License Agreement by the University does not relate in any way to any act or omission of the Licensee, its Affiliates, representatives or Sub-Licensees.

4.     THE DEVELOPMENT COMMITTEE

4.1 The Parties shall establish a Development Committee consisting of 4 individuals ("COMMITTEE MEMBERS"); 2 of whom shall be nominated by Shire; and 2 of whom shall be nominated by the Licensee. Either Party may replace its Committee Members by notice to the other Party. The Committee Members shall be appropriately qualified and experienced in order to make a meaningful contribution to Development Committee meetings.

4.2 The purpose of the Development Committee is to provide a forum for the Parties to share information and knowledge on the on-going research, development and commercialisation of the Licensed Product including monitoring the progress of non-clinical and clinical studies, reviewing clinical trial programmes, considering proposed regulatory filings, Launch plans, marketing and promotional plans, reviewing competitor activity and discussing any regulatory, technical, quality assurance or safety issues in relation to the Licensed Product. The Development Committee shall conduct its discussions in good faith with a view to operating to the mutual benefit of the Parties and in furtherance of the successful development and commercialisation of the Licensed Product.

4.3 The Development Committee shall meet as often as the Committee Members may determine, but in any event not less than once per calendar year. The Committee Members may invite individuals with special skills to attend such meetings where it is considered to be relevant and appropriate. The quorum for Development Committee meetings shall be 2 Committee Members, comprising 1 Committee Member from each Party.

5.     DEVELOPMENT AND MARKETING AUTHORIZATIONS

5.1    Shire shall use reasonable efforts within 90 days from the Effective
       Date:

       (a) to deliver to the Licensee (or its nominee) the Shire Know-How to the extent that it is reasonably necessary for the research and development of the Licensed Product by the Licensee in accordance with the Development Plan, the University Technology under Shire's possession or control;

       (b)    to deliver to the Licensee (or its nominee) the Shire Materials;

       (c) transfer the investigational new drug application (filed with the FDA) relating to the development and use of Licensed Product to the Licensee; and

       (d) transfer its rights and obligations to the Licensee under the clinical research services agreements relating to the phase I clinical studies ([...***...] and [...***...]) of the Licensed Product between Shire Pharmaceutical Development Inc. and Quintiles Inc. From the Effective Date, the Licensee shall bear the cost of and risk in such phase I studies.

5.2 For a period of 3 months following the Effective Date, Shire shall provide the Licensee with a reasonable amount of access during normal business hours to [...***...], and [...***...], as is reasonably necessary to teach the Shire Know-How to the Licensee, provided that, the personnel remain employed or engaged by Shire and such access is limited to no more than an aggregate of 25 person working days and no more than 2 working days in any working week. Shire shall not terminate the employment or engagement of any of the above personnel for 3 months following the Effective Date. Shire shall promptly inform the Licensee if, during such period, any of the relevant personnel cease to work for Shire. In the event that the Licensee requires additional access to Shire personnel, the Parties shall in good faith negotiate the cost to the Licensee of such access.

5.3    The Licensee shall:

       (a) at [...***...], use its Reasonable Commercial Efforts to perform, or procure the performance of, the activities and services in the Development Plan;

       (b) perform, or procure the performance of, any such activities and services with reasonable care and skill and ensure that personnel employed or engaged by it in the provision of any such activities and services are competent and have appropriate professional qualifications, training and experience;

       (c) complete the Development Plan as expeditiously as reasonably possible using its Reasonable Commercial Efforts to meet and comply with the Timelines; and

       (d) update Shire at regular intervals, to be agreed between the Parties, on the progress of the Development Plan and submit a written report to Shire and the University every [...***...] as soon as reasonably practicable after [...***...] of each year and in any event by [...***...] respectively, detailing its progress of the research, development, registration and commercialisation of the Licensed Product and the amount of direct expenditures associated with the development of the Licensed Product for the previous [...***...] months.

5.4 Upon completion of the Development Plan, the Licensee shall, at [...***...], use, or cause its Affiliates and Sub-Licensees to use, Reasonable Commercial Efforts to prepare, file, prosecute and maintain all applications for Marketing Authorization and any other necessary licenses, permits, authorizations and approvals (or waivers) required by any Regulatory Authority for the Launch, use, promotion, import, sale, distribution or commercialisation of the Licensed Product in the Principal Markets. The Licensee shall file its application for


                                         13  ***CONFIDENTIAL TREATMENT REQUESTED

       NDA in the United States of America no later than [...***...] following completion of the Development Plan with respect to that country.

6.     LAUNCH AND MARKETING EFFORTS

6.1 The Licensee shall, at [...***...] use its Reasonable Commercial Efforts, or procure that its Affiliates or Sub-Licensees use their Reasonable Commercial Efforts, to:

       (a) Launch the Licensed Product in the Principal Markets as soon as reasonably practicable following receipt of Marketing Authorization in the relevant country and in any event Launch the Licensed Product no later than [...***...] following receipt of Marketing Authorization in such country; and

       (b) research, develop, manufacture, distribute and sell, or cause its Affiliates or Sub-Licensees (except for third party contract research organisations or pharmaceutical manufacturers) to research, develop, manufacture, distribute and sell the Licensed Product in the Principal Markets.

6.2 The Licensee shall, within [...***...] from filing the NDA for the Licensed Product, provide the Development Committee with its Marketing Plan setting out its strategy for the Launch of the Licensed Product including revised Sales Forecasts (if applicable), anticipated pricing levels and reimbursement levels, if appropriate, and marketing and promotion plans and spend, in relation to the Licensed Product for the calendar year following approval of the NDA. Thereafter, and on or before 31 October of each calendar year, the Licensee shall provide the Development Committee with its Marketing Plan for the next calendar year. Each Marketing Plan shall include net sales targets, projections with respect to sales force staffing levels, marketing research strategies, marketing and promotion plans, physician education plans and general advertising and related budgets for sales of the Licensed Product in the relevant calendar year.

6.3    Licensee shall:

       (a) perform, or procure the performance of, the activities set out in the Marketing Plan;

       (b)    use Reasonable Commercial Efforts to meet the Sales Forecasts; and

       (c) on reasonable request from Shire, provide it with copies of the packaging, packaging inserts and any advertising or promotional materials (including translations, if necessary) used in connection with the sale of the Licensed Product in the Territory.

6.4 The Licensee acknowledges that the Sales Forecasts are its good faith estimates of sales of the Licensed Product in the Territory based on information available to the Licensee at the Effective Date.

6.5 The Licensee may, on submitting the first Marketing Plan and subject to the terms of this Agreement, revise the Sales Forecasts. Any reduction in the Sales Forecasts must be based on the following:


                                         14  ***CONFIDENTIAL TREATMENT REQUESTED

       (a) an unexpected and materially adverse change in the market for the Licensed Product in the Territory;

       (b) unexpected clinical data generated from the Development Plan or an unexpected pricing decision from a Regulatory Authority which, in each case, has an adverse effect on the anticipated sales of the Licensed Product; or

       (c) advice from a Regulatory Authority which specifies restrictions to the use of the Licensed Product that reduces the anticipated market for the Licensed Product in the Territory.

6.6 Notwithstanding anything contained in clause 6.5, any such reduction in the Sales Forecast in the first Marketing Plan must:

       (a) be supported by a written report explaining, to Shire's reasonable satisfaction, the reasons for such reduction;

       (b) not be due to reasons which could have reasonably been foreseen by the Licensee at the Effective Date and shall not, in any event, be less than the [...***...] identified at the Effective Date; and

       (c) be more than [...***...]% of the initial Sales Forecast before the Licensee shall be entitled to seek such a reduction.

6.7 In the event that the Licensee fails to meet a Minimum Sales Forecasts in any calendar year, the Licensee shall pay Shire, within 30 days from the end of the relevant calendar year, an additional payment representing [...***...] that [...***...] on the [...***...] the [...***...] for the
       [...***...] and the [...***...].

7.     ROYALTY AND MILESTONE PAYMENTS

7.1 In consideration of the rights granted under this Agreement, the Licensee shall pay Shire (or its nominee) the non-creditable and non-refundable sum of US$3 million within 3 Business Days from the Effective Date and the non-creditable and non-refundable sum of US$1 million within 5 Business Days of the first anniversary of the Effective Date, in accordance with the Milestone Payment Terms.

7.2 Upon the occurrence of each Milestone Event, the corresponding non-refundable Milestone Payment shall be made by the Licensee to Shire in accordance with the Milestone Payment Terms. For the avoidance of doubt, each Milestone Payment shall be made no more than once with respect to the achievement of a Milestone Event, but shall be payable the first time the Milestone Event is achieved. [...***...]% of any development Milestone Payments (but not sales Milestone Payments) shall be creditable against royalties due to Shire under sub-clauses 7.3(a), 7.3(b), 7.3(c), 7.3(d) (but not royalties under sub-clause 7.3(e)), and if applicable, sub-clauses 7.4(a), 7.4(b), 7.4(c), 7.4(d) (but not royalties under sub-clause 7.4(e)), provided that, in no event will the credit for such development Milestone Payments reduce the royalties payable to Shire in any Quarter by more than [...***...]%. Any amount that has not been so credited


                                       15    ***CONFIDENTIAL TREATMENT REQUESTED
       may be credited against royalties due in subsequent Quarters, subject to the limitation described in the previous sentence. For the avoidance of doubt, upon expiry or termination of this Agreement, Shire shall not be liable to the Licensee for any credit amount accrued and not credited.

7.3 Subject to clauses 7.4, 7.7(b) and 8.2, during the term of this Agreement, the Licensee shall pay Shire:

       (a) a royalty of [...***...]% of the first US$[...***...] of Net Sales of the Licensed Product in the Territory in any calendar year;

       (b) a royalty of [...***...]% of any Net Sales in excess of US$[...***...] and up to US$[...***...] in the Territory in any calendar year;

       (c) a royalty of [...***...]% of any Net Sales in excess of US$[...***...] and up to US$[...***...] in the Territory in any calendar year;

       (d) a royalty of [...***...]% of any Net Sales in excess of US$[...***...] in the Territory in any calendar year; and

       (e) any royalties or other payments to be made by Shire or its Affiliates under the License Agreement or the Consultancy Agreement, incurred after the Effective Date, other than payments under Articles 4.5 and 4.6 of the License Agreement. [...***...]% of any payments made by the Licensee for milestone payments properly paid by the Licensee under Article 4.2(c) of the License Agreement shall be creditable against royalties in accordance with clause 7.2 above.

7.4 At any time during calendar year [...***...], Licensee shall have the right to pay to Shire the non-creditable and non-refundable sum of US$[...***...] in accordance with the Milestone Payment Terms and in such event, Licensee shall have no obligation to make any payments to Shire under clause 7.3, but instead shall pay Shire the following:

       (a) a royalty of [...***...]% of the first US$[...***...] of Net Sales of the Licensed Product in the Territory in any calendar year;

       (b) a royalty of [...***...]% of any Net Sales in excess of US$[...***...] and up to US$[...***...] in the Territory in any calendar year;

       (c) a royalty of [...***...]% of any Net Sales in excess of US$[...***...] and up to US$[...***...] in the Territory in any calendar year;

       (d) a royalty of [...***...]% of any Net Sales in excess of US$[...***...] in the Territory in any calendar year; and

       (e) any royalties or other payments to be made by Shire or its Affiliates under the License Agreement or the Consultancy Agreement, incurred after the Effective Date, other than payments under Articles 4.5 and 4.6 of the License Agreement.

                                       16    ***CONFIDENTIAL TREATMENT REQUESTED

7.5 In the event that the Licensee supplies a Licensed Product to any customer as part of a package or combination of products, then the Net Sales of the Licensed Product shall be whichever is the higher of:


       (a) the fair market value of such Licensed Product when sold by itself; or



       (b) the proportion of the selling price of such package of products which is reasonably attributable to the Licensed Product.



7.6 For the purposes of clause 7.5, fair market value means the value of Licensed Product sold to similar customers in the Territory with similar pricing and reimbursement structures and for similar quantities. Any dispute as to the determination of fair market value or proportion of the selling price of a package of products attributable to the Licensed Product shall be resolved through the dispute resolution procedure set out in clause 24.2.


7.7 Subject to clauses 7.9 and 8.2, in the event that Licensee or its Affiliates enters into a Sub-License Agreement in any Territory, then Licensee shall pay to Shire in addition to the Milestone Payments:

       (a)    subject to clause 7.10, [...***...]% of any Sub-License Income;
              and

       (b) in lieu of royalties under clauses 7.3 or 7.4 applicable to Net Sales by such Sub-Licensee in its particular territory, the greater of:

              (i) [...***...]% of any royalty payments received by Licensee or its Affiliates from the Sub-Licensee or its Affiliates for sales of Licensed Products by or on behalf of the Sub-Licensee; or

              (ii) [...***...]% of Net Sales by the Sub-Licensee and its Affiliates.

7.8 In the event that Sub-License Income corresponds to a Milestone Payment under this Agreement which has not already been paid by the Licensee and such Sub-License Income is greater than the respective Milestone Payment, the Licensee shall pay Shire on the occurrence of the Milestone Event the full Milestone Payment plus [...***...]% of the difference between the Sub-License Income and the relevant Milestone Payment.

7.9 In addition to any payments made by the Licensee under clause 7.7, the Licensee shall pay any royalties or other payments to be made by Shire or its Affiliates under the License Agreement and the Consultancy Agreement, incurred after the Effective Date, other than payments under Articles 4.5 and 4.6 of the License Agreement.

7.10 In the event that the Licensee or its Affiliates receives any Sub-License Income by way of cash consideration in relation to the acquisition of equity (or any form of security convertible into equity) in the Licensee or its Affiliates or non-cash consideration upon which payment would be due to Shire under clause 7.7, the Licensee shall pay Shire:

       (a) in relation to the acquisition of equity (or any form of security convertible into equity) in the Licensee or its Affiliates the greater of:


                                       17    ***CONFIDENTIAL TREATMENT REQUESTED

              (i)    [...***...]% of the Premium on Equity; or

              (ii) [...***...]% of the total amount received or to be received by the Licensee or its Affiliates; or

       (b) in relation to the payment of non-cash consideration, [...***...]% of the fair market cash value of such non-cash consideration at the date of receipt of the non-cash consideration by the Licensee or its Affiliate.

8.     PAYMENT TERMS

8.1 Unless otherwise expressly stated, payments due under this Agreement shall be made by the Licensee to Shire (or its nominee) as follows:

       (a) in respect of any development Milestone Payments, within [...***...] days from identification of the occurrence of the development Milestone Event by the Licensee;

       (b) in respect of any sales Milestone Payments, within [...***...] days from the end of the Quarter in which the relevant Milestone Event occurred;

       (c) in respect of Net Sales royalty payments during any Quarter, within [...***...] days from the end of that Quarter;

       (d) in respect of any payments under clause 7.7, within [...***...] days from receipt of the Sub-Licensing Income by the Licensee or its Affiliates from the Sub-Licensee, or in relation to royalties on Net Sales within [...***...] days from the end of the relevant Quarter; and

       (e) in respect of any payments to be made under the License Agreement during any Quarter, within [...***...] days from the end of the Quarter.

8.2 The payment of all Net Sales royalty revenue from the Licensee, its Affiliates or its Sub-Licensees, to Shire shall:

       (a) in respect of sales of the Licensed Product in the US Territory, be paid to Tanaud Ireland;

       (b) in respect of sales of the Licensed Product in the Canadian Territory, be paid to Shire BioChem; and

       (c) in respect of sales of the Licensed Product in the Other Territories, be paid to Tanaud BV.

8.3 All payment sums due under this Agreement to Shire shall be paid in US dollars. Net Sales shall be determined in the currency in which the Licensed Product was sold and shall be converted into US dollars using the spot rate on the last day of the relevant Quarter as

                                       18    ***CONFIDENTIAL TREATMENT REQUESTED
       published by the Wall Street Journal for the relevant Quarter for which such payment is being determined.

8.4 At the same time as payment of any Net Sales royalty falls due, the Licensee shall submit to Shire a statement in writing recording the calculation of the amounts payable and including:

       (a) the number of Licensed Products which have been supplied in each country of the Territory during the previous Quarter;

       (b) the Net Sales generated in each country of the Territory during the previous Quarter; and

       (c) the amount of royalties due and payable to Shire in relation to sales of the Licensed Product in the US Territory, the Canadian Territory, the Other Territories, and the Territory as a whole (including where appropriate the exchange rate used).

8.5 Interest shall be payable by the Licensee on any amounts payable to Shire under this Agreement which are not paid by the due date for payment. All interest shall accrue and be calculated on a daily basis (both before and after any judgment) at the rate of [...***...]% per annum above the base rate of Barclays Bank plc from time to time, for the period from the due date for payment until the date of actual payment.

8.6 Notwithstanding any other provision of this Agreement, if at any time legal restrictions prevent the prompt remittance of part or all of the payments required hereunder in any country, payment shall be made through such lawful means as Shire may determine.

8.7 Any tax that the Licensee, its Affiliates or Sub-Licensees are required to withhold to comply with relevant laws with respect to the royalties and other payments due under this Agreement, shall be deducted from said payments prior to remittance; provided, however, that in regard to any tax so deducted, the Licensee shall give or cause to be given to Shire such assistance, including documentary evidence, as may reasonably be necessary to enable Shire to claim exemption therefrom or credit therefor, and in each case, the Licensee shall furnish to Shire proper evidence of the taxes paid on its behalf. Unless otherwise expressly stated, all sums due under this Agreement shall be paid without deduction, set-off or counterclaim.

8.8 The obligation of the Licensee to pay royalties and any other payments due under this Agreement, shall continue on a country-by-country basis for the term of this Agreement. Subject to clause 8.9, in the event that there are no issued Shire Patents or University Patents covering the use of the Licensed Product in a country in the Territory, the royalty payments due to Shire (but not those due to the University under the License Agreement) for Net Sales in such country shall be reduced by [...***...]%, provided that:

       (a) one or more Generic Products have been granted marketing authorization and are being sold in such country; and


                                       18    ***CONFIDENTIAL TREATMENT REQUESTED

       (b) IMS data demonstrates that the market share for the Licensed Product in such country has been reduced by [...***...]% or more in any two consecutive Quarters following the launch of the Generic Product in such country.

8.9 In the event that after the grant of marketing authorization of the Generic Product any Shire Patent or University Patent application is issued, and such patent is able to prevent the sale of the Generic Product in the relevant country the royalty payments due to Shire for Net Sales in such country shall return to the royalty rates set out in clause
       7.3 or 7.4 as applicable.

9.     RECORDS AND REPORTS

9.1 During the term of this Agreement, and for a period of [...***...] years after its expiry or termination, the Licensee shall, and shall procure that its Affiliates and Sub-Licensees shall, keep at its or their normal place of business detailed, accurate and up to date records and books of account showing the sales of the Licensed Product in each country in the Territory sufficient to ascertain:

       (c) any Net Sales generated in connection with the sale of the Licensed Product and royalties payable to Shire under this Agreement; and

       (d) the achievement or progress towards achievement of any Milestone Event, provided that, in the event that the Milestone Event relates to the development of the Licensed Product, the Licensee has failed to meet the Timelines and, in Shire's reasonable opinion, the Licensee has failed to adequately explain the reasons for the delay.

9.2 On no less than [...***...] Business Days notice from Shire, the Licensee shall make, or procure that its Affiliates or Sub-Licensees make, such records and books of account available for inspection by Shire (or its nominee) for the purpose of audit to confirm payments due under this Agreement, but not more than [...***...] in any calendar year in relation to royalties payable to Shire under this Agreement and not more than [...***...] in any calendar year in relation to the achievement of any Milestone Event. Shire (or its nominee) shall be entitled to take copies or extracts from such records or books of account during any such review or audit.

9.3 Shire shall be solely responsible for its costs and expenses in making any such review or audit, unless Shire identifies a discrepancy in the sums paid in any calendar year from those payable under this Agreement for that calendar year of greater than [...***...]%, in which event the Licensee shall pay Shire's costs and expenses incurred in connection with the review or audit, and make good the deficit in the payments (including any interest amount calculated in accordance with clause 8.5).

9.4 All information disclosed by the Licensee, its Affiliates or its Sub-Licensees pursuant to this clause 9 shall be deemed Confidential Information of Licensee, its Affiliates or its Sub-Licensees, as applicable.


                                       20    ***CONFIDENTIAL TREATMENT REQUESTED

10.      TRADE MARKS

10.1 Shire hereby grants the Licensee an exclusive license, with the right to sublicense, to use the Trade Marks in relation to the sale, promotion and marketing of the Licensed Product in the Territory for the term of this Agreement. The Licensee shall:

         (a) use the Trade Marks only in a manner which conforms to the reasonable directions and standards notified to it by Shire from time to time;

         (b) market the Licensed Product throughout the Territory under the Trade Marks and ensure that all marketing materials for the Product shall display the Trade Marks;

         (c) not use, register or attempt to register any trade marks, company, business or trading names or domain names which are identical or similar to (or which incorporate) any of the Trade Marks, any aspect of them, or any other trade marks or trade names used by Shire, without Shire's prior written consent; and

         (d) not do anything which could, in Shire's reasonable opinion, bring the Trade Marks or Shire into disrepute or which could otherwise damage the goodwill attaching to the Trade Marks or any other trade marks or trade names of Shire.

10.2 Shire shall, [...***...], maintain the registrations for the Trade Marks, and shall use reasonable efforts to prosecute any applications for registration of the Trade Marks through to grant in the Territory.

10.3     The Licensee acknowledges that:

         (a) it shall not acquire, nor claim, any right, title or interest in or to any of the Trade Marks or the goodwill attaching to them by virtue of this Agreement or its use of the Trade Marks, other than the rights specifically granted to it under clause 10.1; and

         (b) all goodwill arising from use of the Trade Marks by the Licensee before, during or after the term of this Agreement shall accrue and belong to Shire, and the Licensee shall, at Shire's request and cost, promptly execute all documents required by Shire to confirm this.

11.      INTELLECTUAL PROPERTY, IMPROVEMENTS AND PATENTS

11.1 Except as set out in this Agreement and the License Agreement, all right, title and interest in the Shire Intellectual Property and the Trade Marks shall belong to Shire, and the Licensee shall not have any right, title or interest in the Shire Intellectual Property or the Trade Marks.


11.2 All Intellectual Property Rights in the Development Data shall belong to the Licensee. The Licensee shall disclose reasonably detailed summaries of the Development Data to Shire through the Development Committee.


11.3 Shire shall, at its sole option, file, prosecute, maintain or extend the Shire Patents. Subject to the terms of the License Agreement, Shire shall:



                                       21    ***CONFIDENTIAL TREATMENT REQUESTED

         (a) keep the Licensee reasonably informed of any material developments or notices in connection with the prosecution of any Shire Patents or University Patent applications, but only to the extent that the material developments or notices relate to the Licensed Product;

         (b) give the Licensee a reasonable opportunity to comment on any Shire response to such developments or notices that are intended to be filed in any patent office in relation to the Compound Patents and consider in good faith any such comments; and

         (c) give the Licensee a reasonable opportunity to liaise and cooperate with the University in the prosecution and maintenance of the University Patents.

11.4 Any expenses incurred after the Effective Date in the filing, prosecution or maintenance of:


         (a)      the University Patents, shall borne by the Licensee;



         (b) the Compound Patents shall be borne by the Licensee and shall be creditable (but non-refundable) against royalty payments due from Licensee to Shire under clause 7 (including for the avoidance of doubt, payments under clause 7.7(b)), provided that, in no event will any credit amount under this Agreement reduce the royalties payable to Shire in any Quarter by more than [...***...]% (and any amount that has not been so credited may be credited against royalties due in subsequent Quarters, subject to the limitation described in the previous sentence); and



         (c)      the Background Patents, shall be borne by Shire.


11.5 In the event that Shire elects not to continue to file, prosecute or maintain patent protection for any of the Compound Patents, the Licensee shall have the right, at its option, to maintain such Compound Patents on behalf of Shire. Without limiting the generality of the foregoing, in no event shall Shire provide the Licensee with notice of abandonment of any Compound Patents less than 30 days prior to its date of lapse.

11.6 Shire shall maintain patent protection for all Background Patents identified as [...***...] and [...***...] in the Principal Markets.

11.7 Shire reserves all of its rights not expressly granted to the Licensee under this Agreement. The Licensee shall not, and shall not attempt or purport to file or prosecute in any country any patent application which claims, or purports to claim, any Shire Intellectual Property, except as permitted under clause 11.5. Additionally, the Licensee shall not, directly or indirectly prevent or attempt to prevent Shire from filing or prosecuting in any country any patent application which claims, discloses or uses or purports to claim, disclose or use any Shire Intellectual Property.

12.      INFRINGEMENT OF SHIRE INTELLECTUAL PROPERTY RIGHTS

12.1 Each Party shall promptly notify the other, with such details as it has in its possession, on becoming aware of any third party infringement, or suspected infringement, of any part of the Shire Intellectual Property or the Trade Marks in the Territory.


                                       22    ***CONFIDENTIAL TREATMENT REQUESTED

12.2 Subject to the terms of the License Agreement, Shire shall have the first right, but not the obligation, to take action in respect of any infringements of the Shire Intellectual Property or the Trade Marks, including any injunctive, compensatory or other remedies or relief (collectively "REMEDIES") as may be necessary or desirable to prevent such infringement and preserve the Shire Intellectual Property. The Licensee shall permit any such Remedies to be brought in its name if permitted or required by law. Shire may compromise or settle any of the Remedies at its sole discretion, provided that, Shire shall not make any settlement or compromise that adversely affects the interests of the Licensee in respect of the Licensed Products in the Territory without the prior written consent of the Licensee, such consent not to be unreasonably withheld or delayed.

12.3 In the event that Shire does not pursue any Remedies with respect to the Shire Intellectual Property or the Trade Marks within 60 days following notice of alleged infringement or 10 days before the time limit, if any, for the filing of any infringement action, whichever is sooner, then the Licensee shall, subject to the terms of the License Agreement, have the right but, not the obligation, to pursue the Remedies against such third party infringer at its sole cost, provided that, the Licensee does not make any settlement or compromise that adversely affects the interests of Shire without the prior written consent of Shire, such consent not to be unreasonably withheld or delayed. For the avoidance of doubt, the Licensee's right to pursue any Remedies with respect to the infringement, or suspected infringement, of any part of the Shire Intellectual Property is limited to the extent that such infringement, or suspected infringement relates to the Compound.

12.4 In the event that either Party pursues the Remedies under clauses 12.2 or 12.3:

         (a) the other Party shall provide reasonable assistance to and cooperate with the Party pursuing such Remedies, including providing access to relevant documents and personnel and furnishing a power of attorney if required by law;

         (b) the Party that pursues the Remedy shall keep the other Party fully informed of the progress of, and developments in, any proceedings including any settlement discussions with the defendants or potential defendants of such proceedings;

         (c) each Party shall bear its own costs and expenses relating to its pursuit of the Remedies or in providing assistance and cooperation; and

         (d) any damages or other amounts awarded or obtained by either Party shall, subject to the terms of the License Agreement, be distributed as follows:

                  (i) firstly to cover any legal costs and expenses incurred by the Party that pursued the Remedies; and then

                  (ii) to cover those legal costs and expenses, if any, incurred by the other Party relating to the pursuit of such Remedies; and then

                  (iii) any remaining amount identified as damages for lost sales of the Licensed Product, after the deductions set out above, shall be paid to Licensee except that

                           Shire shall receive a portion equivalent to the royalties it would have received under this Agreement if such amount were deemed Net Sales; and then

                  (iv) any remaining amount of damages awarded, other than for damages for lost sales, shall be divided [...***...], with Licensee receiving [...***...]% and Shire receiving [...***...]%.

12.5 Notwithstanding anything contained in this Agreement, Shire reserves the right to control, at its sole expense, any opposition, protest, claim, proceedings, challenge or litigation relating to the validity of the Background Patents. The Licensee shall, and shall procure that its Affiliates and Sub-Licensees shall, provide such reasonable assistance and co-operation to Shire, at Shire's reasonable expense, as is necessary for the conduct of any such opposition, protest, claim, proceedings, challenge or litigation. The Licensee may participate in the defence or settlement of any opposition, protest, claim, proceedings, challenge or litigation relating to the validity of the Background Patents at its own cost with counsel of its choice, provided that:

         (a) Shire has control of the conduct of such opposition, protest, claim, proceedings, challenge or litigation relating to the validity of the Background Patents; and

         (b) the Licensee shall not, and shall procure that its Affiliates and Sub-Licensees shall not, during the course of such proceedings make any statement or admission that compromises the validity of the Background Patents.

13.      INFRINGEMENT OF THIRD PARTY RIGHTS

13.1 In the event that any third party commences or threatens to commence patent, trade secret or other patent infringement action against the Licensee during the term of this Agreement, alleging that its use of the Licensed Product in the Territory infringes the third party's Intellectual Property Rights ("THIRD PARTY ACTION"), the Licensee shall by written notice promptly inform Shire of the Third Party Action, providing all such details of the Third Party Action as are in its possession. Upon receipt of the notice, the Parties shall promptly discuss the best way to respond to the Third Party Action.


13.2 The Licensee shall, at its sole cost and in its sole discretion, defend and control the defence of any such Third Party Action using counsel of its own choice, provided that:


         (a) Shire may participate in the defence or settlement of the Third Party Action at its own cost with counsel of its choice; and

         (b) the Licensee shall not settle the Third Party Action in a manner adverse to Shire, except as agreed in writing by Shire, such agreement not to be unreasonably withheld or delayed.

13.3 In any Third Party Action under this clause 13, the Parties shall cooperate with each other in connection with any such claim, suit or proceeding and shall keep each other reasonably informed of any material development in connection with the Third Party Action, including providing access to relevant documents, personnel or other evidence.


                                       24    ***CONFIDENTIAL TREATMENT REQUESTED

14.      INDEMNIFICATION AND INSURANCE

14.1 The Licensee shall defend, indemnify and hold harmless Shire, its Affiliates and its and their directors, officers, employees and contractors ("SHIRE PARTIES") from and against any and all claims, actions, demands, losses, damages, costs and reasonable expenses (including reasonable legal, counsel and expert fees) made or brought by any third parties ("CLAIMS") arising from or in connection with the research, development, testing, manufacture, marketing, distribution, sale or use of the Licensed Product by Licensee or its Affiliates or its or their Sub-Licensees, except to the extent that such Claims result from the negligence or willful default of the Shire Parties.

14.2     Shire shall promptly:

         (a) inform the Licensee by written notice of any Claims or the discovery of a fact upon which Shire intends to base a request for indemnification;

         (b) provide the Licensee with copies of all papers and official documents received in respect of any Claims; and

         (c) cooperate as reasonably requested by the Licensee in the defence against any Claims.

14.3 The Licensee shall have the sole control over the defence of any Claims, provided that, the Licensee shall obtain the written consent of Shire, prior to settling or otherwise disposing of such Claims if as a result of the settlement or Claim disposal Shire's interests are in any way adversely affected. Any costs and expenses, incurred by Shire in connection with any Claims shall be reimbursed by the Licensee on a Quarterly basis, subject to an obligation of reimbursement if it is determined by a court of competent jurisdiction that such Claims are not subject to indemnification under clause 14.1.

14.4 Shire shall defend, indemnify and hold harmless Licensee, its Affiliates and its and their directors, officers, employees and contractors ("LICENSEE PARTIES") from and against any and all Claims resulting from a breach of clause 16.2.

14.5 Notwithstanding anything contained in this Agreement, in no event shall either Party or their respective Affiliates be liable for special, indirect, incidental or consequential loss or damage based on contract, tort or any other legal theory arising out of this Agreement. Nothing in this Agreement shall limit either Party's liability to any person for death or personal injury caused by negligence.


14.6 The Licensee shall, at its own cost, during the term of this Agreement and for a period of 10 years thereafter, maintain insurance which is reasonable and customary in the United States of America pharmaceutical industry for companies of comparable size and activities, and in any event:


         (a) listing Shire and the Indemnitees (as defined in the License Agreement) as additional insureds on the policy by no later than October 1, 2004;

         (b) covering product liability in relation to the studies undertaken in connection with the development of the Licensed Product in amounts no less than US$1 million per incident and US$3 million annual aggregate; and



         (c) covering comprehensive product liability insurance and general commercial liability insurance with respect to the manufacture, use or sale Licensed Product from receipt of Marketing Authorization in amounts not less than US$5 million per incident and US$10 million annual aggregate.


14.7 Upon reasonable request from Shire, the Licensee shall provide, or procure that its Sub-Licensees provide documents from its insurer confirming the existence and renewal of the relevant insurance policies conforming with the requirements of clause 14.6.


15.      CONFIDENTIALITY AND PUBLICATIONS

15.1 The Parties, their Affiliates and their respective directors, officers, employees, officers and consultants shall keep and maintain any Confidential Information supplied by the other Party during the term of this Agreement strictly confidential. The confidentiality obligations contained in this Agreement shall not apply to the extent that such Confidential Information is:

         (a) at the time of disclosure by one Party to the other in the public domain or otherwise publicly known;

         (b) after disclosure by one Party to the other becomes part of the public domain, other than by breach of any obligation of confidentiality;

         (c) information which the receiving Party can establish by documentary evidence was already in its possession at the time of receipt or was independently developed by the receiving Party without use of the Confidential Information of the disclosing Party; or

         (d) received from a third party who was lawfully entitled to disclose such information without an obligation of confidentiality.

15.2 Notwithstanding clause 15.1, the Party receiving Confidential Information may disclose such Confidential Information:

         (a) to Regulatory Authorities or other government agencies to gain approval to conduct clinical trials in relation to the Licensed Product or to file, prosecute and maintain the Marketing Authorizations and any other required filings for the Licensed Product, provided that, the disclosure is limited to the extent reasonably necessary to obtain such authorizations or approvals;

         (b) to the extent that such disclosure is required by any applicable law, regulation, court of competent jurisdiction or governmental authority (including the FDA and the SEC), provided that, the Confidential Information may be disclosed only to the extent required and wherever practicable, the disclosing Party has been given sufficient written notice in advance to enable it to seek protection or confidential treatment of such Confidential Information;

         (c) to Affiliates, actual or potential Sub-Licensees, sub-contractors, employees, consultants and agents who have a need to know the information for the purposes of this Agreement, and are bound by obligations of confidentiality no less protective than those contained in this Agreement; or

         (d) to Third Parties in connection with due diligence investigations in relation to the Licensee (for example, potential investors), provided that, such Third Parties are bound by confidentiality obligations no less protective than those contained in this Agreement; or

         (e) representatives of the University, provided that, such representatives are bound by confidentiality obligations no less protective than those contained in this Agreement.

15.3 The Parties shall consult with each other, in advance, with regard to the terms of all proposed press releases, public announcements and other public statements relating to any Confidential Information or the transactions contemplated under this Agreement. Shire acknowledges that in connection with any public offering of the stock of Licensee, Licensee may be required to file this Agreement with the SEC, subject to confidential treatment requests.

16.      WARRANTIES

16.1     Shire and the Licensee each warrant that:

         (a) it has obtained all corporate authorisations required to enter into and perform its obligations under this Agreement; and

         (b) this Agreement is valid and binding obligation enforceable against it in accordance with its terms and conditions.

16.2     At the Effective Date, Shire warrants that:

         (a) the Shire Patents are owned by Shire and the University Patents are exclusively licensed to Shire under the terms of the License Agreement;

         (b) all renewal and maintenance fees in relation to the Shire Patents and University Patents have been paid on or before the due date for payment;

         (c) so far as it is aware, there are no current oppositions or interferences relating to the Shire Patents or University Patents;


         (d) it has not received any notice from any third party in the last 6 years alleging that the Compound infringes any third party Intellectual Property Rights;

         (e)      it has not sent any notice to any third party in the last
                  6 years alleging that the third party is infringing the Shire Intellectual Property with respect to the Compound;


         (f) so far as it is aware, Shire has no royalty or other license payment obligations to third parties with respect to the research, use, manufacture or sale of the Compound other than under the License Agreement and Consultancy Agreement; and

         (g) except for the Excluded Patents, the list of Licensed Patents in Schedule 2 of this Agreement is a complete list of the patents and patent applications owned by or licensed to Shire containing claims relating to the Compound.

16.3 Notwithstanding anything contained in this Agreement, Shire gives no warranty and makes no representation that any patent application identified in Schedule 2 shall proceed to grant or will be valid and enforceable.

16.4 Except for the warranties set out in clause 16, no warranty, condition, term, undertaking or representation (express or implied, statutory or otherwise) is given by Shire to the Licensee in respect of the Shire Intellectual Property, the Licensed Product or any other products developed, manufactured, sold or supplied by the Licensee using the Shire Intellectual Property and all such warranties, conditions, terms, undertakings and representations are to the extent permitted by law expressly excluded.

17       COMPLIANCE WITH LAW

17.1 In exercising its rights and obligations under this Agreement, the Licensee shall comply with, or shall procure compliance by its Affiliates and Sub-Licensees with, all applicable national and local laws, rules and regulations including but not limited to the requirements of any Marketing Authorization s or any relevant laws, rules or regulations concerning the research, development, manufacture, delivery, transport, import, advertising, packaging, labelling, storage, sale or use of the Licensed Product in the Territory or any part of it.

17.2 The Licensee shall use reasonable efforts to promptly inform Shire of any new laws, rules or regulations in the Territory (or any part of it) or any amendments, or proposed amendments to the current laws, rules or regulations that may have material impact on the use, distribution or sale of the Licensed Product.

17.3 In performing any of their respective rights and obligations under this Agreement, each Party shall comply with all applicable data protection laws and regulations.

18       TERM

18.1 This Agreement commences on the Effective Date and, subject to earlier termination in accordance with clause 19, shall with respect to each of the countries in the Territory expire on the last to occur of:

         (a) expiry of the last to expire of the issued Shire Patents or the University Patents in the applicable country, including patents issued on patent applications within Shire Patents or University Patents as the case may be; or

         (b) 10 years from the date of first commercial sale in that country.


19       TERMINATION

19.1 Either Party shall be entitled to terminate this Agreement by written notice to the other if:

         (a) the other Party commits a material breach of this Agreement, and in the case of a breach which is capable of remedy fails to remedy it within 60 days of receipt of notice from the first Party of such breach and of its intention to exercise its rights under this clause; or

         (b) an order is made or a resolution is passed for the winding up of the other Party (other than voluntarily for the purposes of solvent amalgamation or reconstruction) or an order is made for the appointment of an administrator to manage the other Party's affairs, business and property or if a receiver (which expression shall include an administrative receiver) is appointed over any of the other Party's assets or undertaking or if circumstances arise which entitle the court or a creditor to appoint a receiver or manager or which entitle the court to make a winding-up order or if a voluntary arrangement is proposed in respect of the other Party or if the other Party takes or suffers any similar or analogous action in consequence of debt, and such order, appointment or similar action is not removed within 90 days.

19.2 This Agreement may be terminated by Shire by notice in writing to the Licensee at any time (except as provided in clause 19.2(a)) if:

         (a) the Licensee fails to make the upfront payment of US$3 million to Shire within 3 Business Days from the Effective Date pursuant to clause 7.1, with immediate effect from receipt of the notice from Shire; which right of termination will terminate on the earlier of (i) payment by Licensee of the upfront payment of US$3 million to Shire or
                  (ii) 28 days from the expiration of the 3 Business Days from the Effective Date;

         (b) the Licensee, its Affiliates or its Sub-Licensees fail to make any Milestone Payments or other payments of any sums due under this Agreement (other than the upfront payment pursuant to clause 7.1) within 30 days of receiving notice from Shire requiring such payment;

         (c) the Licensee, its Affiliates or its Sub-Licensees, directly or indirectly, challenge the validity of the Shire Intellectual Property or the Trade Marks or the right of Shire to use or license the use of any of such Shire Intellectual Property or the Trade Marks, or the Licensee assists any third party to challenge the validity of such Shire Intellectual Property or the Trade Marks;

         (d) subject to clause 19.3, in the event of a Change of Control where the new controlling party of the Licensee owns or licenses a Competing Product;

         (e) the Licensee ceases or threatens by written notice to cease to carry on its business relating to oncology products;

         (f) in the event that the Licensee or its Affiliates or Sub-Licensees has not commenced a phase II study of the Licensed Product in the United States of America within 12 months from the Effective Date;



         (g) subject to clause 19.4, in the event that the Licensee or its Affiliates or Sub-Licensees has not filed for Accelerated Approval or commenced a phase III study of the Licensed Product in the United States of America by 31 December 2007;



         (h) in the event that the Licensee or its Affiliates or Sub-Licensees has not filed an NDA by 31 December 2009, provided that, Shire may not terminate this Agreement under this sub-clause if the Licensee can reasonably demonstrate that such delay or failure to file an NDA by 31 December 2009 is due to circumstances directly relating to Development Plan and beyond its reasonable control, in which event the Licensee shall have a further period of 12 months to achieve such event;



         (i) in the event that for a reason attributable to the Licensee, its Affiliates or its Sub-Licensees any NDA or Marketing Authorization in the Principal Markets lapses or is revoked by any competent Regulatory Authority in the Territory; or



         (j) in the event that the Licensee fails to provide Shire with any semi-annual reports under clause 5.3(d).


19.3 In the event of Change of Control, where the new controlling party of the Licensee owns or licenses a Competing Product, the Licensee shall by written notice inform Shire of the Change of Control and Shire shall have 90 days from receipt of such notice to exercise its right of termination under clause 19.2(c). Notwithstanding anything contained in this clause, the Parties agree that Shire may not terminate this Agreement pursuant to clause 19.2(c) if the new controlling party agrees to divest such Competing Product and in fact so divests such Competing Product within 6 months from the date of completion of the Change of Control (subject to extension for an additional 3 months if the new controlling party has entered into a binding agreement with respect to such divestiture within such 6 month period). If the new controlling party is unable or unwilling to divest the Competing Product within such period, Shire shall be entitled to terminate this Agreement by 30 days written notice to the Licensee.


19.4 In the event that the Licensee's application for Accelerated Approval is unsuccessful, the Licensee shall have 6 months from date of receipt of the Accelerated Approval rejection notice to commence a phase III study of the Licensed Product in the United States of America, failing which, Shire may terminate this Agreement by written notice with immediate effect.


19.5 This Agreement may be terminated by Licensee by 90 days written notice to Shire, at any time after the second anniversary of the Effective Date, if:

         (a) after making a reasonable evaluation of the safety, efficacy or other data generated during the Development Plan, the Licensee determines that the Licensed Product is not a scientifically or commercially viable for further development or commercialisation; or

         (b) the Licensee reasonably believes it will be unable to obtain Marketing Authorization in the United States of America after diligent pursuit of such Marketing Authorization.



19.6 If the Licensee, its Affiliates or any Sub-Licensee, after having Launched the Licensed Product in any country in the Territory, discontinues the sale of the Licensed Product in such country for a period of 6 months or more for reasons unrelated to Force Majeure or regulatory or safety issues in relation to the use of the Licensed Product, and subsequently fails to resume sales of any Licensed Product in such country within 90 days of having been notified in writing of the failure to supply by Shire, then Shire may terminate the rights granted to the Licensee under this Agreement and the Trade Mark license solely with respect to such country by written notice to the Licensee. For the purpose of this clause, sales of minimal or commercially insignificant quantities of Licensed Product in a country shall be deemed to constitute a discontinuation of sales in such country.


20       CONSEQUENCES OF TERMINATION

20.1 On termination of this Agreement by either Party the license and sub-license (subject to the terms of the Memorandum of Understanding and Sub-Licensee MOU) granted under this Agreement shall immediately cease and the Licensee shall, and shall procure that its Affiliates and Sub-Licensees shall:

         (a) subject to clause 20.4, immediately cease to carry out any of the activities permitted by this Agreement (or any relevant Sub-License Agreement) and cease to use or exploit in any way the Licensed Product, the Trade Marks or the Shire Intellectual Property;

         (b) within 60 days of the date of the termination notice make all outstanding payments including any royalty payments due to Shire at the date of termination; and

         (c) promptly return, or at Shire's option, destroy any Shire Know-How and any materials containing the Shire Know-How in its possession, custody or power except for such records as may be required to be retained by the Licensee by any national or local laws, rules or regulations.

20.2 On termination of this Agreement by either Party for any reason, other than by the Licensee under clause 19.1, the Licensee shall, and shall procure that its Affiliates and, Sub-Licensees subject to the terms of the Sub-Licensee MOU, shall:

         (a) promptly deliver up to Shire any Development Data, Improvements or other materials generated by the Licensee, its Affiliates or Sub-Licensees in the development, registration or commercialization of the Licensed Product;

         (b) within 90 days from the date of termination, assign to Shire (or its nominated Affiliate) all right, title and interest in any Marketing Authorization in the Territory; and

         (c) grant Shire an exclusive, royalty free, worldwide, irrevocable and perpetual license to use (with the right to sub-license) the Development Data and any registration materials developed or acquired by or on behalf of the Licensee its Affiliates or Sub-Licensees during the term of this Agreement.

20.3 On expiry of this Agreement, Shire shall grant, the Licensee an exclusive, royalty-free, worldwide, irrevocable and perpetual license to use and exploit (with the right to sub-license) the Shire Know-How, including the right use the Shire Know-How to make, have made, use, offer for sale, sell and import the Licensed Products.

20.4 The Licensee, its Affiliates and Sub-Licensees shall be entitled to continue to sell existing stocks of the Licensed Products in the Territory for a period of not longer than 6 months following the date of termination, provided that, the Licensee pays Shire any royalties due in respect of such sales in accordance with the provisions of this Agreement.

20.5 Subject to clause 20.6, on termination of this Agreement by Shire under Sections 19.1 or 19.2, the Licensee hereby grants Shire an option to exclusively license any Intellectual Property Rights owned or licensed (with the right to sublicense) by the Licensee that claim or cover any Improvements generated by the Licensee during the term of this Agreement ("OPTION"). The Option shall be exercisable by Shire at any time within [...***...] from the date of notice of termination. Within 15 days from receipt by the Licensee, of notice from Shire confirming the exercise of the Option, Shire and the Licensee shall negotiate in good faith for a period not to exceed [...***...] the grant to Shire of a exclusive, royalty bearing, worldwide, license to use (with the right to sub-license) the Improvement developed or acquired by or on behalf of the Licensee during the term of this Agreement, on commercially reasonable terms.

20.6 In the event that this Agreement is terminated as a result of the termination of the License Agreement by the University, and no license for the University Patents is granted to the Licensee pursuant to the Memorandum of Understanding, the Licensee shall grant the University the Option rights set out in clause 20.5 instead of to Shire under clause 20.6.

20.7 Subject to any separate agreement with the Sub-Licensee pursuant to clause 3.2, upon the termination or expiry of this Agreement, the Licensee shall, and shall procure that its Affiliates and Sub-Licensees shall execute such documents as Shire may reasonably require to record at all appropriate patent offices throughout the Territory that the Licensee or the relevant Sub-Licensee has ceased to be entitled to use and exploit the Licensed Patents.

20.8 In the event that the Licensee wishes to continue the use of the Trade Mark for the sale of the Licensed Product after the expiration of this Agreement, Shire shall grant to the Licensee an exclusive non-transferable license for the Trade Mark in the Territory on terms to be agreed between the Parties, provided that the Licensee notifies Shire within [...***...] of the date of such expiry that it wishes to take such a license and the Licensee shall pay Shire a perpetual Trade Mark royalty of [...***...]% of the Net Sales of the Licensed Product in accordance with clause 8.2.



                                       32    ***CONFIDENTIAL TREATMENT REQUESTED

20.9 The termination or expiry of this Agreement shall not release either of the Parties from any liability which at the time of termination or expiry has already accrued to the other Party, nor affect in any way the survival of any other right, duty or obligation of the Parties which is expressly stated elsewhere in this Agreement to survive such termination or expiry.

20.10    Clauses 1, 9, 14, 15.1, 15.2, 16.3, 16.4, 20, 22, 23, and 24 shall survive the termination or expiry of this Agreement.

21       FORCE MAJEURE

21.1 Neither Party shall be entitled to terminate this Agreement or shall be liable to the other under this Agreement for loss or damages attributable to any Force Majeure, provided that, the Party affected shall give prompt notice thereof to the other Party. Subject to clause 21.2, the Party giving such notice shall be excused from such of its obligations hereunder for so long as it continues to be affected by Force Majeure.

21.2 If such Force Majeure continues unabated for a period of at least 90 days, the Parties will meet to discuss in good faith what actions to take or what modifications should be made to this Agreement as a consequence of such Force Majeure in order to alleviate its consequences on the affected Party.

22       NOTICES

22.1 Any notice or other document given under this Agreement shall be in writing in the English language and shall be given by hand or sent by prepaid airmail or by fax transmission to the address of the receiving Party as set out in clauses 22.3 below unless a different address or fax number has been notified to the other in writing for this purpose.

22.2     Each such notice or document shall:

         (a) if sent by hand, be deemed to have been given when delivered at the relevant address;

         (b) if sent by prepaid airmail, be deemed to have been given 7 days after posting; or

         (c) if sent by fax transmission be deemed to have been given when transmitted provided that a confirmatory copy of such facsimile transmission shall have been sent by prepaid airmail within 24 hours of such transmission.

22.3 The address for services of notices and other documents on the Parties shall be:

           TO SHIRE BIOCHEM                      TO THE LICENSEE
           275 boul. Armand-Frappier,            ADDRESS:   10505 Roselle Street
           Laval, QC,                                       San Diego, CA 92121
           Canada H7V 4A7                                   U.S.A.


           FAX:      +1 450 978 7767             FAX:       +1 858 558 3402

           ATTENTION: Claude Perron              ATTENTION:  Michael Grey

           COPY TO:   Shire Legal Department     COPY TO:    Legal Department
                      +44 (0)1256 894 710                    +1 858 558 3402

           TO TANAUD IRELAND                     TO TANAUD BV

           Shannon Airport House,                Fred Roeskestraat 123,
           Shannon, Co Clare,                    First Floor, 1076 EE Amsterdam,
           Ireland                               The Netherlands

           FAX:       +353 61 472 060            FAX:         +31 20 577 1188

           ATTENTION: Alan Kane                  ATTENTION:   Dirk Stolp


23       ASSIGNMENT

23.1 Subject to clause 23.2, the Licensee shall not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of Shire, such consent not to be unreasonably withheld or delayed; provided that the Licensee may assign or transfer this Agreement and its rights and obligations hereunder without Shire's consent in connection with the sale or transfer of all or substantially all of the Licensee's business to which this Agreement relates to a third party, whether by merger, sale of stock, sale of assets or otherwise. In the event of any such transaction however, Intellectual Property Rights of the acquiring party under such transaction shall not be included in the Intellectual Property Rights subject to this Agreement.

23.2 The Licensee may sub-license all or any of its rights under this Agreement provided that the Licensee complies with its obligations set out in clause 3.

23.3 Shire shall be entitled to assign all or any of its rights or obligations under this Agreement to an Affiliate.

24       GENERAL PROVISIONS

24.1 Nothing in this Agreement is deemed to constitute a partnership between the Parties nor constitute either Party the agent of the other Party for any purpose.

24.2 Any disagreement between Shire and the Licensee on the interpretation of this Agreement or any aspect of the performance by either Party of its obligations under this Agreement shall be resolved in accordance with the dispute resolution procedure set out in Schedule 8 provided that either Party shall have the right to seek urgent injunctive or other equitable relief in any court of competent jurisdiction.

24.3 Each of the Parties shall do execute and perform and shall procure to be done executed and performed all such further acts deeds documents and things as the other Party may reasonably require from time to time to give full effect to the terms of this Agreement.

24.4 Each Party shall pay its own costs, charges and expenses incurred in connection with the negotiation, preparation and completion of this Agreement.

24.5 This Agreement sets out the entire agreement and understanding between the Parties in respect of the subject matter of this Agreement and supersedes any heads of agreement which shall cease to have any further force or effect. It is agreed that:

         (a) no Party has entered into this Agreement in reliance upon any representation, warranty or undertaking of the other Party which is not expressly set out in this Agreement;

         (b) no Party shall have any remedy in respect of misrepresentation or untrue statement made by the other Party or for any breach of warranty which is not contained in this Agreement; and

         (c) this clause shall not exclude any liability for, or remedy in respect of, fraudulent misrepresentation.

24.6     Nothing in this Agreement shall operate to:

         (a) exclude any provision implied into this Agreement by law and which may not be excluded by law; or

         (b) limit or exclude any liability, right or remedy to a greater extent than is permissible under law.

24.7 No variation of this Agreement shall be valid unless it is in writing and signed by or on behalf of both Parties.

24.8 Unless expressly agreed, no variation shall constitute a general waiver of any provisions of this Agreement, nor shall it affect any rights, obligations or liabilities under or pursuant to this Agreement which have already accrued up to the date of variation, and the rights and obligations of the Parties under or pursuant to this Agreement shall remain in full force and effect, except and only to the extent that they are so varied.

24.9 If and to the extent that any provision of this Agreement is held to be illegal, void or unenforceable, such provision shall be given no effect and shall be deemed not to be included in this Agreement but without invalidating any of the remaining provisions of this Agreement.

24.10 No failure or delay by either Party in exercising any right or remedy provided by law under or pursuant to this Agreement shall impair such right or remedy or operate or be construed as a waiver or variation of it or preclude its exercise at any subsequent time and no single or partial exercise of any such right or remedy shall preclude any other or further exercise of it or the exercise of any other right or remedy.

24.11 The rights and remedies of each of the Parties under or pursuant to this Agreement are cumulative, may be exercised as often as such Party considers appropriate and are in addition to its rights and remedies under general law.

24.12 If in any jurisdiction the effect of any provision of this Agreement or the absence from this Agreement of any provision would be to prejudice the Licensed Patents or any remedy under the Licensed Patents, the Parties will make such amendments to this Agreement and execute such further agreements and documents limited to that part of the Territory which falls under such jurisdiction as may be necessary to remove such prejudicial effects.

24.13 This Agreement may be executed in any number of counterparts and by the Parties on separate counterparts, each of which is an original but all of which together constitute one and the same instrument.

24.14 The Licensee, or any Sub-Licensee or assignee, shall not create, assume or permit to exist any lien, pledge, security interest or other encumbrance on this Agreement or any Sub-License Agreement, provided that, Licensee or any Sub-Licensee shall be permitted to create, assume or permit to exist any lien, pledge, security interest or other encumbrance on this Agreement or any Sub-License Agreement:

         (a) pursuant to obligations to its creditors outstanding as of the Effective Date; and

         (b) pursuant to the Loan and Security Agreement dated as of July 23, 2004 between the Licensee and its creditors thereto.

24.15 This Agreement and the obligations of the Parties shall be governed by and construed in accordance with the laws of the state of New York and subject to the jurisdiction of the New York courts.

         The rest of this page has been left intentionally blank.

AS WITNESS this Agreement has been signed by the duly authorised representatives of the Parties on the day and year first before written.


SIGNED for and on behalf of     )            /s/ Angus Russell
SHIRE BIOCHEM INC.              )            -----------------------------------
                                )
                                             Angus Russell, Director
                                             -----------------------------------
                                             PRINT NAME AND TITLE



SIGNED for and on behalf of     )            /s/ Joseph Rus
TANAUD IRELAND INC.             )            -----------------------------------
                                )
                                             Joseph Rus, Director
                                             -----------------------------------
                                             PRINT NAME AND TITLE



SIGNED for and on behalf of     )            /s/ Joseph Rus
TANAUD INTERNATIONAL B.V.       )            -----------------------------------
                                )
                                             Joseph Rus, Director
                                             -----------------------------------
                                             PRINT NAME AND TITLE




SIGNED for and on behalf of     )            /s/ M.G. Grey
STRUCTURAL GENOMIX, INC.        )            -----------------------------------
                                )
                                             M.G. Grey, President
                                             -----------------------------------
                                             PRINT NAME AND TITLE

                                   SCHEDULE 1

                          DEVELOPMENT PLAN AND TIMELINE

ACTIVITY                                                      ANTICIPATED TIMING

Initiate Transition Plan                                           July 2004

AML

Complete Open Phase 1 Trial                                       [...***...]

Last cohort of patients dosed at [...***...] days
   [...***...] was [...***...] with [...***...]
   [...***...] had [...***...] the [...***...] of [...***...]
   An increase in [...***...]
   [...***...] to be [...***...] days)
   [...***...]
   [...***...]

Commence [...***...] Trial                                        [...***...]

Patient Population
   [...***...]
   [...***...]

Trial Size
   [...***...]
   [...***...]

Study Endpoints
   [...***...]
   [...***...]

Treatment Centers
   [...***...]

Complete [...***...] Trial                                        [...***...]

[...***...]                                                       [...***...]
   [...***...] for [...***...]
   [...***...] if [...***...] in the [...***...] is [...***...]
   [...***...] to [...***...]
   [...***...]



                                       38    ***CONFIDENTIAL TREATMENT REQUESTED

Complete [...***...] Trial                                        [...***...]

Commence [...***...] Trial ([...***...])                          [...***...]

Patient Population
   [...***...] over [...***...] of age
   [...***...]

Treatment and Trial Size
   [...***...] at [...***...]
   [...***...] at [...***...]

Treatment Centers
   [...***...]

Study Endpoints
   [...***...] is [...***...] of [...***...]
   [...***...] is [...***...] of [...***...]

Complete [...***...] Trial                                        [...***...]

BLAST PHASE CML

Based on review of clinical opportunities with CML experts:

Commence [...***...] Trial                                        [...***...]

Patient population
   [...***...] CML-BP [...***...] or [...***...]

   Treatment and trial size
        [...***...] at [...***...]
        ~[...***...]

   Study Endpoints
        [...***...] to [...***...] CML [...***...]
        [...***...] of [...***...]

Complete [...***...] Trial                                        [...***...]

Evaluate next steps                                               [...***...]

MDS

Based on review of clinical opportunities with MDS experts:


                                       39    ***CONFIDENTIAL TREATMENT REQUESTED

Commence [...***...] MDS Trial                                    [...***...]

SOLID TUMOR

Evaluate Open Phase 1 solid tumor
Continuous infusion study                                         [...***...]

Complete Phase 1 if existing data are supportive                  [...***...]

Initiate Phase 2                                                  [...***...]



                                       40    ***CONFIDENTIAL TREATMENT REQUESTED

                                   SCHEDULE 2

                                LICENSED PATENTS

PART I - BACKGROUND PATENTS

[...***...], SYNTHESIS AND USE THEREOF


SHIRE REFERENCE     APPL'N DATE       COUNTRY        APPL'N NO.              GRANT DATE   PATENT NUMBER    STATUS       EXP. DATE
------------------- ----------------- -------------- ----------------------- ------------ ---------------  -----------  -----------
[...***...]


                                       41    ***CONFIDENTIAL TREATMENT REQUESTED

[...***...] AND USE THEREOF

SHIRE REFERENCE     APPL'N DATE       COUNTRY        APPL'N NO.              GRANT DATE   PATENT NUMBER    STATUS       EXP. DATE
------------------- ----------------- -------------- ----------------------- ------------ ---------------  -----------  -----------
[...***...]


PROCESS FOR [...***...] SYNTHESIS OF NUCLEOSIDES

SHIRE REFERENCE     APPL'N DATE       COUNTRY        APPL'N NO.              GRANT DATE   PATENT NUMBER    STATUS       EXP. DATE
------------------- ----------------- -------------- ----------------------- ------------ ---------------  -----------  -----------
[...***...]

                                       42    ***CONFIDENTIAL TREATMENT REQUESTED

SHIRE REFERENCE     APPL'N DATE       COUNTRY        APPL'N NO.              GRANT DATE   PATENT NUMBER    STATUS       EXP. DATE
------------------- ----------------- -------------- ----------------------- ------------ ---------------  -----------  -----------
[...***...]



                                       43    ***CONFIDENTIAL TREATMENT REQUESTED

SHIRE REFERENCE     APPL'N DATE       COUNTRY        APPL'N NO.              GRANT DATE   PATENT NUMBER    STATUS       EXP. DATE
------------------- ----------------- -------------- ----------------------- ------------ ---------------  -----------  -----------
[...***...]


PROCESS FOR DIASTEREOSELECTIVE SYNTHESIS OF NUCLEOSIDES

DOCKET NUMBER       APPL'N DATE       COUNTRY        APPL'N NO.              GRANT DATE   PATENT NUMBER    STATUS       EXP. DATE
------------------- ----------------- -------------- ----------------------- ------------ ---------------  -----------  -----------
[...***...]



                                       44    ***CONFIDENTIAL TREATMENT REQUESTED

DOCKET NUMBER       APPL'N DATE       COUNTRY        APPL'N NO.              GRANT DATE   PATENT NUMBER    STATUS       EXP. DATE
------------------- ----------------- -------------- ----------------------- ------------ ---------------  -----------  -----------
[...***...]


STEREOSELECTIVE SYNTHESIS OF [...***...] USING [...***...] INTERMEDIATE

SHIRE REFERENCE     APPL'N DATE       COUNTRY        APPL'N NO.              GRANT DATE   PATENT NUMBER    STATUS       EXP. DATE
------------------- ----------------- -------------- ----------------------- ------------ ---------------  -----------  -----------
[...***...]



                                       45    ***CONFIDENTIAL TREATMENT REQUESTED

SHIRE REFERENCE     APPL'N DATE       COUNTRY        APPL'N NO.              GRANT DATE   PATENT NUMBER    STATUS       EXP. DATE
------------------- ----------------- -------------- ----------------------- ------------ ---------------  -----------  -----------
[...***...]


METHOD AND COMPOSITIONS FOR THE SYNTHESIS OF [...***...] WITH [...***...]

SHIRE REFERENCE     APPL'N DATE       COUNTRY        APPL'N NO.              GRANT DATE   PATENT NUMBER    STATUS       EXP. DATE
------------------- ----------------- -------------- ----------------------- ------------ ---------------  -----------  -----------
[...***...]



                                       46    ***CONFIDENTIAL TREATMENT REQUESTED

SHIRE REFERENCE     APPL'N DATE       COUNTRY        APPL'N NO.              GRANT DATE   PATENT NUMBER    STATUS       EXP. DATE
------------------- ----------------- -------------- ----------------------- ------------ ---------------  -----------  -----------
[...***...]



                                       47    ***CONFIDENTIAL TREATMENT REQUESTED

SHIRE REFERENCE     APPL'N DATE       COUNTRY        APPL'N NO.              GRANT DATE   PATENT NUMBER    STATUS       EXP. DATE
------------------- ----------------- -------------- ----------------------- ------------ ---------------  -----------  -----------
[...***...]


STEREOSELECTIVE SYNTHESIS OF [...***...]

SHIRE REFERENCE     APPL'N DATE       COUNTRY        APPL'N NO.              GRANT DATE   PATENT NUMBER    STATUS       EXP. DATE
------------------- ----------------- -------------- ----------------------- ------------ ---------------  -----------  -----------
[...***...]


PROCESS FOR PRODUCING [...***...]

SHIRE REFERENCE     APPL'N DATE       COUNTRY        APPL'N NO.              GRANT DATE   PATENT NUMBER    STATUS       EXP. DATE
------------------- ----------------- -------------- ----------------------- ------------ ---------------  -----------  -----------
[...***...]



                                       48    ***CONFIDENTIAL TREATMENT REQUESTED

[...***...]


STEREOSELECTIVE PROCESS FOR THE PRODUCTION OF [...***...]

SHIRE REFERENCE     APPL'N DATE       COUNTRY        APPL'N NO.              GRANT DATE   PATENT NUMBER    STATUS       EXP. DATE
------------------- ----------------- -------------- ----------------------- ------------ ---------------  -----------  -----------
[...***...]



PART II - COMPOUND PATENTS

METHOD OF TREATING [...***...]

SHIRE REFERENCE     APPL'N DATE       COUNTRY        APPL'N NO.              GRANT DATE   PATENT NUMBER    STATUS       EXP. DATE
------------------- ----------------- -------------- ----------------------- ------------ ---------------  -----------  -----------
[...***...]



                                       49    ***CONFIDENTIAL TREATMENT REQUESTED

SHIRE REFERENCE     APPL'N DATE       COUNTRY        APPL'N NO.              GRANT DATE   PATENT NUMBER    STATUS       EXP. DATE
------------------- ----------------- -------------- ----------------------- ------------ ---------------  -----------  -----------
[...***...]


METHODS OF TREATING CANCER USING A [...***...]

SHIRE REFERENCE     APPL'N DATE       COUNTRY        APPL'N NO.              GRANT DATE   PATENT NUMBER    STATUS       EXP. DATE
------------------- ----------------- -------------- ----------------------- ------------ ---------------  -----------  -----------
[...***...]


PHARMACEUTICAL [...***...] FOR THE TREATMENT OF CANCER

SHIRE REFERENCE     APPL'N DATE       COUNTRY        APPL'N NO.              GRANT DATE   PATENT NUMBER    STATUS       EXP. DATE
------------------- ----------------- -------------- ----------------------- ------------ ---------------  -----------  -----------
[...***...]



                                       50    ***CONFIDENTIAL TREATMENT REQUESTED

[...***...]


[...***...] FOR IMPROVED [...***...] DELIVERY

SHIRE REFERENCE     APPL'N DATE       COUNTRY        APPL'N NO.              GRANT DATE   PATENT NUMBER    STATUS       EXP. DATE
------------------- ----------------- -------------- ----------------------- ------------ ---------------  -----------  -----------
[...***...]


METHODS OF TREATING [...***...]

SHIRE REFERENCE     APPL'N DATE       COUNTRY        APPL'N NO.              GRANT DATE   PATENT NUMBER    STATUS       EXP. DATE
------------------- ----------------- -------------- ----------------------- ------------ ---------------  -----------  -----------
[...***...]



                                       51    ***CONFIDENTIAL TREATMENT REQUESTED

PHARMACEUTICAL [...***...] AND METHODS FOR THE TREATMENT OF [...***...]

SHIRE REFERENCE     APPL'N DATE       COUNTRY        APPL'N NO.              GRANT DATE   PATENT NUMBER    STATUS       EXP. DATE
------------------- ----------------- -------------- ----------------------- ------------ ---------------  -----------  -----------
[...***...]


METHODS OF [...***...] OF TROXACITABINE

SHIRE REFERENCE     APPL'N DATE       COUNTRY        APPL'N NO.              GRANT DATE   PATENT NUMBER    STATUS       EXP. DATE
------------------- ----------------- -------------- ----------------------- ------------ ---------------  -----------  -----------
[...***...]


METHOD FOR THE TREATMENT OF [...***...]

SHIRE REFERENCE     APPL'N DATE       COUNTRY        APPL'N NO.              GRANT DATE   PATENT NUMBER    STATUS       EXP. DATE
------------------- ----------------- -------------- ----------------------- ------------ ---------------  -----------  -----------
[...***...]



PART III - UNIVERSITY PATENTS

COMPOUNDS AND METHODS FOR THE TREATMENT OF CANCER


SHIRE REFERENCE     APPL'N DATE       COUNTRY        APPL'N NO.              GRANT DATE   PATENT NUMBER    STATUS       EXP. DATE
------------------- ----------------- -------------- ----------------------- ------------ ---------------  -----------  -----------
[...***...]



                                       52    ***CONFIDENTIAL TREATMENT REQUESTED

SHIRE REFERENCE     APPL'N DATE       COUNTRY        APPL'N NO.              GRANT DATE   PATENT NUMBER    STATUS       EXP. DATE
------------------- ----------------- -------------- ----------------------- ------------ ---------------  -----------  -----------
[...***...]



                                       53    ***CONFIDENTIAL TREATMENT REQUESTED

SHIRE REFERENCE     APPL'N DATE       COUNTRY        APPL'N NO.              GRANT DATE   PATENT NUMBER    STATUS       EXP. DATE
------------------- ----------------- -------------- ----------------------- ------------ ---------------  -----------  -----------
[...***...]


COMPOUNDS AND METHODS FOR THE TREATMENT OF CANCER

SHIRE REFERENCE     APPL'N DATE       COUNTRY        APPL'N NO.              GRANT DATE   PATENT NUMBER    STATUS       EXP. DATE
------------------- ----------------- -------------- ----------------------- ------------ ---------------  -----------  -----------
[...***...]



                                       54    ***CONFIDENTIAL TREATMENT REQUESTED

                                   SCHEDULE 3

                     MILESTONE EVENTS AND MILESTONE PAYMENTS




NO.           MILESTONE EVENT                                                       MILESTONE PAYMENT (US$)
----------    -------------------------------------------------------------------   ------------------------

              DEVELOPMENT MILESTONES

1.            On the Licensee obtaining [...***...]                                       $[...***...]


2.                                                                                        $[...***...]
              The earlier of:

              o      the [...***...] of the [...***...] of the [...***...]; or

              o      the [...***...] of the [...***...] after [...***...] for
                     the [...***...]; or

              o      [...***...] of [...***...] that the [...***...].


3.            The earlier of:

              o      the [...***...] the [...***...] of the [...***...] for
                     [...***...]; or

              o      the [...***...] the [...***...] of the [...***...] for the           $[...***...]
                     [...***...]; or

              o      [...***...] of [...***...] that the [...***...].


4.            File for Marketing Authorization for first indication
              ([...***...]) of the Licensed Product in any of the [...***...].            $[...***...]


5.            File for Marketing Authorization for [...***...] of the Licensed
              Product in any of the [...***...].                                          $[...***...]


6.            Receipt of Marketing Authorization from any Regulatory Authority for the first indication ([...***...]) of the Licensed Product in
              any of the                                                                  $[...***...]



                                       55    ***CONFIDENTIAL TREATMENT REQUESTED

              [...***...].


7.            Receipt of Marketing Authorization from any Regulatory Authority      $[...***...]
              for the [...***...] of the Licensed Product in any of the
              [...***...]


8.            Receipt of Marketing Authorization from any Regulatory Authority
              for the second indication ([...***...]) of the Licensed Product in    $[...***...]
              any of the [...***...]

8.            Receipt of Marketing Authorization from any Regulatory Authority
              for the [...***...] of the Licensed Product in any of the             $[...***...]
              [...***...]


              SALES MILESTONES


9.            The first time that Net Sales of the Licensed Product in the          $[...***...]
              Territory surpass US$[...***...] in any calendar year


10            The first time that Net Sales of the Licensed Product in the          $[...***...]
              Territory surpass US$[...***...] in any calendar year


11.           The first time that Net Sales of the Licensed Product in the          $[...***...]
              Territory surpass US$[...***...] in any calendar year


12.           The first time that Net Sales of the Licensed Product in the          $[...***...]
              Territory surpass US$[...***...] in any calendar year



                                       56    ***CONFIDENTIAL TREATMENT REQUESTED

                                   SCHEDULE 4

                        SALES FORECASTS AND MINIMUM SALES


   No.     YEAR                                     SALES FORECAST          MINIMUM SALES FORECAST
-------    ------------------------------------     -------------------     ----------------------
    1.     First year following Launch              US$[...***...]               US$[...***...]

    2.     Second year following Launch             US$[...***...]               US$[...***...]

    3.     Third year following Launch              US$[...***...]               US$[...***...]

    4.     Fourth year following Launch             US$[...***...]               US$[...***...]




                                       57    ***CONFIDENTIAL TREATMENT REQUESTED

                                   SCHEDULE 5

                                 SHIRE MATERIALS


                                                                          EXPIRY
                                                                       DATE/RETEST
MATERIAL DESCRIPTION                 LOT NUMBER          QUANTITY          DATE          WAREHOUSE SITE
-----------------------------        -----------       -----------      -----------     ----------------

Troxatyl 2 mg IMP                    [...***...]       [...***...]      [...***...]       [...***...]
Troxatyl 10 mg IMP                   [...***...]       [...***...]      [...***...]       [...***...]
Troxatyl 2 mg IMP                    [...***...]       [...***...]      [...***...]       [...***...]
Troxatyl 10 mg IMP                   [...***...]       [...***...]      [...***...]       [...***...]
Troxatyl API                         [...***...]       [...***...]      [...***...]       [...***...]
Troxatyl API                         [...***...]       [...***...]      [...***...]       [...***...]
Troxatyl API                         [...***...]       [...***...]      [...***...]       [...***...]
API Reference Standard               [...***...]       [...***...]      [...***...]       [...***...]
Ongoing Compound stability samples
including available impurities
standards (samples to remain at
stability testing site)




                                       58    ***CONFIDENTIAL TREATMENT REQUESTED

                                   SCHEDULE 6

                                   TRADE MARKS


NO.        TRADE MARK      OWNER                 COUNTRY          CLASS        NUMBER         APP/REG DATE    STATUS
---------- ------------    -----------------     -----------      ----------   -----------    ------------    ------------

1.         TROXATYL        Shire BioChem         [...***...]      [...***...]                 [...***...]     [...***...]
2.         TROXATYL        Shire BioChem         [...***...]      [...***...]  [...***...]    [...***...]     [...***...]
3.         TROXATYL        Shire BioChem         [...***...]      [...***...]                 [...***...]     [...***...]
4.         TROXATYL        Shire BioChem         [...***...]      [...***...]                 [...***...]     [...***...]
5.         TROXATYL        Shire BioChem         [...***...]      [...***...]  [...***...]    [...***...]     [...***...]
6.         TROXATYL        Shire BioChem         [...***...]      [...***...]  [...***...]    [...***...]     [...***...]
7.         TROXATYL        Shire BioChem         [...***...]      [...***...]  [...***...]    [...***...]     [...***...]
8.         TROXATYL        Shire BioChem         [...***...]      [...***...]  [...***...]    [...***...]     [...***...]
9.         TROXATYL        Shire BioChem         [...***...]      [...***...]                 [...***...]     [...***...]
10.        TROXATYL        Shire BioChem         [...***...]      [...***...]  [...***...]    [...***...]     [...***...]
11.        TROXATYL        Shire BioChem         [...***...]      [...***...]  [...***...]    [...***...]     [...***...]
12.        TROXATYL        Shire BioChem         [...***...]      [...***...]  [...***...]    [...***...]     [...***...]
13.        TROXATYL        Shire BioChem         [...***...]                                  [...***...]     [...***...]
14.        TROXATYL        Shire BioChem         [...***...]      [...***...]  [...***...]    [...***...]     [...***...]
15.        TROXATYL        Shire BioChem         [...***...]      [...***...]  [...***...]    [...***...]     [...***...]
16.        TROXATYL        Shire BioChem         [...***...]      [...***...]  [...***...]    [...***...]     [...***...]
17.        TROXATYL        Shire BioChem         [...***...]      [...***...]  [...***...]    [...***...]     [...***...]
18.        TROXATYL        Shire BioChem         [...***...]      [...***...]                 [...***...]     [...***...]



                                       59    ***CONFIDENTIAL TREATMENT REQUESTED

                                   SCHEDULE 7

                           MEMORANDUM OF UNDERSTANDING

MEMORANDUM OF UNDERSTANDING

DATED:   23 JULY 2004

BETWEEN:

(1) UNIVERSITY OF GEORGIA RESEARCH FOUNDATION, INC., a nonprofit Georgia corporation with offices located in Boyd Graduate Studies Research Center, The University of Georgia, Athens, Georgia 30602 ("UGARF");

(2)      YALE UNIVERSITY located in New Haven, Connecticut ("YALE"); and

(3) STRUCTURAL GENOMIX, INC., a company incorporated in Delaware, whose address is 10505 Roselle Street, San Diego, CA 92121, U.S.A. ("SUB-LICENSEE").

BACKGROUND:

(A) On 3 January 1996, UGARF and Yale entered into a license agreement with Shire BioChem Inc. (formerly BioChem Pharma Inc.), Tanaud Holdings (Barbados) Limited and Tanaud LLC (collectively "SHIRE") under which the University Patents and Licensed Technology (as defined below) were exclusively licensed to Shire ("HEAD LICENCE").

(B) On 23 July 2004, Shire entered into a licence agreement with the Sub-Licensee under which certain patents and know how were exclusively licensed to the Sub-Licensee and the University Patents and Licensed Technology were sub-licensed to the Sub-Licensee ("SHIRE LICENCE").

(C) Yale and UGARF have agreed to grant a licence under the University Patents and Licensed Technology to the Sub-Licensee on the same financial terms to the Head Licence in the event that the Head Licence is terminated as more specifically set out in this Memorandum of Understanding ("MEMORANDUM").

OPERATIVE PROVISIONS

1        DEFINITIONS


1.1      In this Memorandum:

         "AFFILIATE" means any firm, person or company which controls, is controlled by or is under common control with a Party to this Agreement and for the purpose of this definition the term "control" means the ownership either directly or indirectly of more than 50% of the voting securities of such firm, person or company;

         "COMPOUND" means the compound troxacitabine;

         "FIELD" means use of the Licensed Product in the treatment of cancer;

         "LICENSED PRODUCT" means any pharmaceutical formulations that contain the Compound alone as a therapeutically active ingredient, or in combination with any other pharmaceutically active ingredient;

         "LICENSED TECHNOLOGY" shall mean all designs, technical information, know-how, knowledge, data, specifications, test results and other information, whether or not patented, which are licensed by UGARF and Yale under the Head Licence and are useful for the development, commercialization, manufacture, use or sale of any Licensed Product;

         "UNIVERSITY" means UGARF or Yale or collectively UGARF and Yale as the case may be; and

         "UNIVERSITY PATENTS" means the patents and patent applications set out in Part III of Schedule 2 and including, any divisionals, extensions, reissues, re-examinations, continuations, and foreign counterparts thereof and patents issuing thereon;

1.2      In this Memorandum, unless the context requires otherwise:

         (a) the headings are included for convenience only and shall not affect its construction;

         (b) references to "persons" includes individuals, bodies corporate (wherever incorporated), unincorporated associations and partnerships;

         (c) words denoting the singular shall include the plural and vice versa;

         (d) words denoting one gender shall include each gender and all genders; and

         (e) any reference to an enactment or statutory provision is a reference to it as it may have been, or may from time to time be amended, modified, consolidated or re-enacted.

2        AGREEMENT TO GRANT LICENCE

2.1 Subject to clause 2.2, the parties agree that, in the event the University terminates the Head Licence, and provided that the reason for such termination does not relate in any way to any act or omission of the Sub-Licensee, its Affiliates, representatives or sub-licensees, the University shall grant the Sub-Licensee (or its nominated Affiliate), from the date of such termination, an exclusive worldwide licence under the University Patents and Licensed Technology to develop, manufacture, have manufactured, use, sell, offer for sale, import and supply the Licensed Product in the Field on the same financial terms as the Head Licence and substantially similar due diligence and other terms as those contained in the Shire Licence ("NEW LICENCE").

2.2 This Agreement and the grant of any licence under the University Patent and Licensed Technology pursuant to clauses 2.1, shall in all respects be conditional upon the University receiving the following:

         (a) written notice from Shire, confirming that the Sub-Licensee is in compliance with its obligations under the Shire Licence;

         (b) copies of any arrangements, agreements or related transactions (and any amendments thereto) between the Sub-Licensee and Shire relating to the Licensed Product or any rights licensed to the Sub-Licensee under the Shire Licence;

         (c) written representation from Sub-Licensee, confirming that the Sub-Licensee is in compliance with its obligations under the Shire Licence;

         (d) a detailed written update on the development and commercialization of the Licensed Product that shall include, without limitation, a summarized budget for development plan expenses;

         (e) documentary evidence confirming, to the University's reasonable satisfaction, that the Sub-Licensee has sufficient funds to carry on the development or commercialization of the Licensed Product for not less than [...***...] months; and

         (f) copies of agreements between the Sub-Licensee and any third party relating to the sublicense of the rights granted to the Sub-Licensee (or any part of such rights) under the Shire Licence.

2.3 If each of the conditions precedent identified in clause 2.2 are not fulfilled (unless waived by the University) within 60 days of the termination of the Head Licence, the University shall have no obligation to the Sub-Licensee to grant the licence under clause 2.1, and neither party shall have a claim of any nature whatsoever against the other party under this Agreement.

2.4 The Sub-Licensee undertakes to use all reasonable efforts to ensure that the conditions precedent in clause 2.2 are fulfilled as soon as reasonably practicable following termination of the Head Licence, and in any event within 60 days from the date of termination of the Head Licence.

2.5 Yale and UGARF shall notify Sub-Licensee if a notice of termination of the Head Licence has been provided to Shire and the parties shall promptly meet to discuss in good faith to arrange for the finalisation and execution of the New Licence.

2.6 Yale and UGARF each agree that activities of the Sub-Licensee, its Affiliates and sublicensees shall constitute activities of Shire for the purposes of Article 3 of the Head License.



                                       62    ***CONFIDENTIAL TREATMENT REQUESTED

3        FURTHER ASSURANCES

3.1 Each party shall do all acts and execute all documents as may be reasonably necessary to give effect to the grant of the New Licence and the exercise of the rights granted therein.

4        LAW AND JURISDICTION

4.1 This Memorandum and the obligations of the Parties shall be governed by and construed in accordance with the laws of the state of New York and subject to the jurisdiction of the New York courts.

AGREED by the parties through their duly authorised representations on the date written above:

SIGNED for and on behalf of      )       /s/ Gordhan L. Patel
UNIVERSITY OF GEORGIA            )       ---------------------------------------
RESEARCH FOUNDATION, INC.        )
                                         Gordhan L. Patel, Executive Vice
                                         President
                                         ---------------------------------------
                                         PRINT NAME AND TITLE


SIGNED for and on behalf of      )       /s/ Jon Soderstrom
YALE UNIVERSITY                  )       ---------------------------------------
                                 )
                                         Jon Soderstrom, Managing Director, OCR
                                         ---------------------------------------
                                         PRINT NAME AND TITLE



SIGNED for and on behalf of      )       /s/ Tim Harris
STRUCTURAL GENOMIX, INC.         )       ---------------------------------------
                                 )
                                         CEO
                                         ---------------------------------------
                                         PRINT NAME AND TITLE

                                   SCHEDULE 1
                             THE UNIVERSITY PATENTS


COMPOUNDS AND METHODS FOR THE TREATMENT OF CANCER


SHIRE REFERENCE     APPL'N DATE       COUNTRY        APPL'N NO.              GRANT DATE   PATENT NUMBER    STATUS       EXP. DATE
------------------- ----------------- -------------- ----------------------- ------------ ---------------  -----------  -----------
[...***...]




                                       64    ***CONFIDENTIAL TREATMENT REQUESTED

SHIRE REFERENCE     APPL'N DATE       COUNTRY        APPL'N NO.              GRANT DATE   PATENT NUMBER    STATUS       EXP. DATE
------------------- ----------------- -------------- ----------------------- ------------ ---------------  -----------  -----------
[...***...]


COMPOUNDS AND METHODS FOR THE TREATMENT OF CANCER

SHIRE REFERENCE     APPL'N DATE       COUNTRY        APPL'N NO.              GRANT DATE   PATENT NUMBER    STATUS       EXP. DATE
------------------- ----------------- -------------- ----------------------- ------------ ---------------  -----------  -----------
[...***...]



                                       65    ***CONFIDENTIAL TREATMENT REQUESTED

                                   SCHEDULE 8

                          DISPUTE RESOLUTION PROCEDURE

1.       NEGOTIATION

1.1 Representatives of the Parties shall, within 10 Business Days of receipt of a written request from either Party, convene a meeting of the Development Committee (with additional members from each Party as appropriate for the particular dispute) to discuss and in good faith try to resolve any claim, dispute, controversy, or disagreement between the Parties arising out of or in connection with the terms (or interpretation of the terms) of this Agreement (DISPUTE) without recourse to legal proceedings.

1.2 If resolution of the Dispute does not occur within 20 Business Days from the Development Committee meeting, the matter shall be escalated for determination by the respective Group Legal Counsel or heads of applicable business units of the Parties (OFFICERS) who may resolve the matter themselves or jointly appoint a mediator. The Officers shall negotiate in good faith to achieve a resolution of the Dispute referred to them within 20 Business Days after such notice is received.

1.3 If the Officers are unable to settle the Dispute between themselves within 20 Business Days from referral, the Officers shall report to the Parties on the progress of the negotiations in writing and the Dispute shall then be referred to mediation in accordance with sections 2.1 - 2.4.

2.       MEDIATION

2.1 If the Parties have failed to resolve the Dispute by negotiation pursuant to sections 1.1 - 1.3, the Dispute shall be referred to mediation to be resolved in accordance with the rules of the American Arbitration Association ("AAA"). The place of the mediation shall be New York, United States and the language of the mediation shall be English.

2.2 To initiate a mediation, either Party shall give notice in writing (NOTICE) to the other Party in accordance with the provisions of clause 22, requesting.

2.3 If the Dispute is not resolved within 60 days (or such longer period as the parties may agree) from the giving of the Notice, or if one of the Parties refuses to participate in mediation, the dispute shall be referred to arbitration in accordance with the provisions of section 3.

2.4 If Notice is not given prior to the commencement of arbitration, the Party commencing the arbitration must serve Notice on the other party to the arbitration within 21 days.

3.       ARBITRATION

3.1 If after the procedures set forth in sections 1 and 2, the Dispute has not been resolved, either Party may decide to institute arbitration proceedings by written notice to that effect to the other Party. Any unresolved Dispute shall be referred to and finally resolved by arbitration under the Rules of Arbitration of the International Chamber of Commerce (ICC) , which rules are deemed to be incorporated by reference into this clause.

3.2 The Tribunal shall consist of three arbitrators to be appointed having experience in the pharmaceutical industry: Shire and the Licensee shall each appoint one arbitrator and the third arbitrator, who shall be the Chairman of the tribunal, shall be appointed by the two-Party appointed arbitrators.

3.3 The place of arbitration shall be New York and the language of the arbitration shall be English.

3.4 Each Party shall bear its own costs and expenses incurred in connection with any arbitration proceeding and the Parties shall equally share the cost of the mediation and arbitration levied by the AAA or the ICC.

                                   SCHEDULE 9

                                EXCLUDED PATENTS



STEREOSELECTIVE SYNTHESIS OF [...***...]

SHIRE REFERENCE     APPL'N DATE       COUNTRY        APPL'N NO.              GRANT DATE   PATENT NUMBER    STATUS       EXP. DATE
------------------- ----------------- -------------- ----------------------- ------------ ---------------  -----------  -----------
[...***...]
Any patents or patent applications owned or licensed by [...***...]




                                       68   ***CONFIDENTIAL TREATMENT REQUESTED

SHIRE BIOCHEM INC.
2250 Alfred-Nobel Blvd., Suite 500
Ville Saint-Laurent, Quebec  H4S 2C9 Canada
Tel. 514 787-2300  Fax 514 787-2427
www.shire.com

                                                                    (SHIRE LOGO)

                                                                   Claude Perron
                                              Vice President and General Manager
                                            Tel.: 514-787-2345 Fax: 514-787-2428
                                                    e-mail: cperron@ca.shire.com


March 8, 2005                                                         By Courier
                                                                      ----------

Structural GenomiX, Inc
Attention:  Mr. Michael Grey, President
10505 Roselle Street
San Diego, CA 92121
USA

Re: Amendment to the License Agreement
--------------------------------------------------------------------------------

Dear Sir:

We refer to the patent and know how license between Shire BioChem Inc., Shire Pharmaceutical Development Limited, Tanaud International BV (together SHIRE) and Structural GenomiX, Inc. (SGX) dated 23 July 2004 as amended (LICENSE AGREEMENT).

Shire and SGX desire to amend the License Agreement and this letter sets out the agreed amendment to the License Agreement. All capitalised terms in this letter shall, unless the context requires otherwise, have the meaning given to them in the License Agreement.

Shire and SGX agree and acknowledge that from the date of this letter the License Agreement shall be amended by deleting the definition of "Compound" under clause 1.1 and replacing it with the following new definition:

         "COMPOUND" means the compound troxacitabine and its prodrugs;

Except as expressly amended by the terms of this letter, the terms and conditions of the License Agreement shall remain in full force and effect, unamended.

Please confirm your acceptance of the above amendment to the License Agreement by signing, dating and returning to Shire a copy of this letter.

Yours faithfully,



/s/ Claude Perron
Claude Perron
Vice President and General Manager

Amendment to the License Agreement                                       Page 2
--------------------------------------------------------------------------------




Agreed to:                              Agreed to:

/s/ Claude Perron                       /s/ Matthew Emmens
---------------------------------       ----------------------------------------
Claude Perron, Vice President and       Matthew Emmens
General Manager                         Director
For and on behalf of                    For and on behalf of
SHIRE BIOCHEM INC.                      SHIRE PHARMACEUTICAL DEVELOPMENT LIMITED


Agreed to:                              Agreed to:



/s/ Joseph Rus                          /s/ Stephen K. Burley
---------------------------------       ----------------------------------------
Joseph Rus                              Stephen K. Burley
Director                                CSO
For and on behalf of                    For and on behalf of
TANAUD INTERNATIONAL BV                 STRUCTURAL GENOMIX, INC.

THIS NOVATION AGREEMENT is made the 19th day of January, 2005

BETWEEN:

1. Shire BioChem Inc. (formerly known as BioChem Pharma Inc.) of 2250 Alfred-Nobel Blvd., Suite 500, Ville Saint-Laurent, Quebec, H4S 2C9, Canada ("SBI");

2. Tanaud International B.V. of Fred Roekestraat 123, First Floor, 1076 EE Amsterdam, The Netherlands ("TANAUD BV");

3. Structural Genomix, Inc. of 10505 Roselle Street, San Diego, CA 92121, U.S.A. ("GENOMIX"); and

4. Tanaud Ireland Inc. of 2250 Alfred-Nobel Blvd., Suite 500, Ville Saint-Laurent, Quebec, H4S 2C9, Canada ("TII").

WHEREAS:

(A) Pursuant to the Licence (as defined below) SBI, Tanaud BV and TII licensed certain patents, technology and know-how to Genomix.

(B) TII wishes to be released and discharged from the Licence and the parties have agreed to release and discharge TII from the Licence upon the terms of SBI's undertaking to perform the Licence and be bound by its terms and conditions in place of TII.

NOW IT IS AGREED as follows.

1.       DEFINITIONS

         In this agreement:

         "COUNTERPARTIES"           means, together, Genomix and Tanaud BV;

         "EFFECTIVE DATE"           means 1 January 2005; and

         "LICENCE"                  means a patent and know-how licence between
                                    SBI, TII, Tanaud BV and Genomix, dated 23
                                    July 2004 a copy of which is annexed hereto and initialled by the parties for the purposes of identification only.

2.       SBI'S UNDERTAKING

         With effect from the Effective Date and in consideration of the undertakings given by the Counterparties in clause 3, SBI hereby undertakes to observe, perform, discharge, assume liabilities under and be bound by the Licence as if SBI had taken the place of TII under the Licence. Notwithstanding this undertaking, nothing in this agreement shall:

         (A) require SBI to perform any obligation created by or arising under the Licence falling due for performance, or which should have been performed by TII, before the Effective Date or to make any payments due or as otherwise would be incurred and payable by Tll prior to the Effective Date; or

         (B) make SBI liable for any act, neglect, default, omission or liability in respect of the Licence committed or incurred by TII or occurring before the Effective Date.

3.       COUNTERPARTIES' UNDERTAKINGS AND RELEASE OF TII

3.1 With effect from the Effective Date and in consideration of and subject to the undertakings given by SBI in clause 2 and TII in clause 4, the Counterparties hereby:

         (A) release and discharge TII from all liabilities under the Licence and all obligations to observe, perform, discharge and be bound by the Licence;

         (B) accept SBI's undertaking to observe, perform, discharge, assume liabilities under and be bound by the Licence (such undertaking being set out in clause 2); and

         (C) agree to observe, perform, discharge, assume liabilities under and be bound by the Licence as if SBI had taken the place of TII under the Licence.

3.2 Notwithstanding the provisions of sub-clause 3.1(A), nothing in this agreement shall affect or prejudice any claim or demand whatsoever which the Counterparties may have against TII in relation to the Licence and arising out of matters prior to the Effective Date.

4.       TII'S UNDERTAKING AND RELEASE OF COUNTERPARTIES

         With effect from the Effective Date and in consideration of the undertakings given by the Counterparties in clause 3, TII hereby releases and discharges the Counterparties from all liabilities under the Licence and all obligations to observe, perform, discharge and be bound by the Licence. Notwithstanding this undertaking and release, nothing in this agreement shall affect or prejudice any claim or demand whatsoever which TII may have against the Counterparties in relation to the Licence and arising out of matters prior to the Effective Date.

5.       COUNTERPARTS

5.1 This agreement may be executed in any number of counterparts, and by the parties on separate counterparts, but shall not be effective until each party has executed at least one counterpart.

5.2 Each counterpart shall constitute an original of this agreement, but all the counterparts shall together constitute but one and the same instrument.

6.       GOVERNING LAW

         This agreement shall be governed by and construed in accordance with the laws of the state of New York and subject to the jurisdiction of the New York courts.

IN WITNESS WHEREOF the parties have entered into this agreement on the date first written above.



/s/ [Illegible]
-------------------------------------------------
For and on behalf of SHIRE BIOCHEM INC.



/s/ [Illegible]
-------------------------------------------------
For and on behalf of TANAUD INTERNATIONAL B.V.



/s/ M. Grey
-------------------------------------------------
For and on behalf of STRUCTURAL GENOMIX, INC.



/s/ [Illegible]
-------------------------------------------------
For and on behalf of TANAUD IRELAND INC.

THIS NOVATION AGREEMENT is made the 19th day of January, 2005

BETWEEN:

1. Shire BioChem Inc. (formerly known as BioChem Pharma Inc.) of 2250 Alfred-Nobel Blvd., Suite 500, Ville Saint-Laurent, Quebec, H4S 2C9, Canada ("SBI");

2. Tanaud International B.V. of Fred Roekestraat 123, First Floor, 1076 EE Amsterdam, The Netherlands ("TANAUD BV");

3. Structural Genomix, Inc. of 10505 Roselle Street, San Diego, CA 92121, U.S.A. ("GENOMIX"); and

4. Shire Intellectual Property SrI of Chancery House, High Street, Bridgetown, Barbados, West Indies ("SIP").

WHEREAS:

(A) Pursuant to the Licence (as defined below) SBI, Tanaud BV and Tanaud Ireland Inc. ("TII") licensed certain patents, technology and know-how to Genomix.

(B) By a prior novation effective as at 1 January 2005, the rights and obligations of TII under the Licence (the "TII INTERESTS") were novated to SBI, TII being released and discharged from the Licence upon the terms of SBI's undertaking to perform the Licence and be bound by its terms and conditions in place of TII.

(C) SBI now wishes to be released and discharged from the Licence to the extent of its rights and obligations representing the TII Interests and the parties have agreed to so release and discharge SBI from the Licence upon the terms of SIP's undertaking to perform the Licence and be bound by its terms and conditions in place of SBI in respect of the TII Interests.

NOW IT IS AGREED as follows.

1.       DEFINITIONS

         In this agreement:

         "COUNTERPARTIES"           means, together, Genomix and Tanaud BV;

         "EFFECTIVE DATE"           means 4 January 2005; and

         "LICENCE"                  means a patent and know-how between SBI,
                                    TII, Tanaud BV and Genomix, dated 23 July
                                    2004 a copy of which is annexed hereto and initialled by the parties for the purposes of identification only.

2.       SIP'S UNDERTAKING

         With effect from the Effective Date and in consideration of the undertakings given by the Counterparties in clause 3, SIP hereby undertakes to observe, perform, discharge, assume liabilities under and be bound by the Licence as if SIP were a party to the Licence in place of SBI in respect of the TII Interests only. Notwithstanding this undertaking, nothing in this agreement shall:

         (A) require SIP to perform any obligation created by or arising under the Licence falling due for performance, or which should have been performed, before the Effective Date or to make any payments due or as otherwise would be incurred and payable prior to the Effective Date; or

         (B) make SIP liable for any act, neglect, default, omission or liability in respect of the Licence committed or incurred by SBI or occurring before the Effective Date.

3.       COUNTERPARTIES' UNDERTAKINGS AND RELEASE OF SBI

3.1 With effect from the Effective Date and in consideration of and subject to the undertakings given by SIP in clause 2 and SBI in clause 4, the Counterparties hereby:

         (A) release and discharge SBI, in respect of the TII Interests only, from all liabilities under the Licence and all obligations to observe, perform, discharge and be bound by the Licence;

         (B) accept SIP's undertaking to observe, perform, discharge, assume liabilities under and be bound by the Licence (such undertaking being set out in clause 2); and

         (C) agree to observe, perform, discharge, assume liabilities under and be bound by the Licence as if SIP were a party to the Licence in the place of SBI in respect of the TII Interests.

3.2 Notwithstanding the provisions of sub-clause 3.1(A), nothing in this agreement shall affect or prejudice any claim or demand whatsoever which the Counterparties may have against SBI, in respect of the TII Interests, in relation to the Licence and arising out of matters prior to the Effective Date.

4.       SBI'S UNDERTAKING AND RELEASE OF COUNTERPARTIES

         With effect from the Effective Date and in consideration of the undertakings given by the Counterparties in clause 3, SBI hereby releases and discharges the Counterparties from all liabilities under the Licence and all obligations to observe, perform, discharge and be bound by the Licence. Notwithstanding this undertaking and release, nothing in this agreement shall affect or prejudice any claim or demand whatsoever which SBI may have against the Counterparties in relation to the Licence and arising out of matters prior to the Effective Date.

5.       NOTICES

         For the purposes of all provisions in the Licence concerning the service of notices, the address of SIP is its principal place of business set out above.

6.       COUNTERPARTS

6.1 This agreement may be executed in any number of counterparts, and by the parties on separate counterparts, but shall not be effective until each party has executed at least one counterpart.

6.2 Each counterpart shall constitute an original of this agreement, but all the counterparts shall together constitute but one and the same instrument.

7.       GOVERNING LAW

         This agreement shall be governed by and construed in accordance with the laws of the state of New York and subject to the jurisdiction of the New York courts.

IN WITNESS WHEREOF the parties have entered into this agreement on the date first written above.



/s/ [Illegible]
-----------------------------------------------------
For and on behalf of SHIRE BIOCHEM INC.



/s/ [Illegible]
-----------------------------------------------------
For and on behalf of TANAUD INTERNATIONAL B.V.



/s/ M. Grey
-----------------------------------------------------
For and on behalf of STRUCTURAL GENOMIX, INC.



/s/ [Illegible]
-----------------------------------------------------
For and on behalf of SHIRE INTELLECTUAL PROPERTY SRI

THIS NOVATION AGREEMENT is made the 19th day of January, 2005

BETWEEN:

1. Shire BioChem Inc. (formerly known as BioChem Pharma Inc.) of 2250 Alfred-Nobel Blvd., Suite 500, Ville Saint-Laurent, Quebec, H4S 2C9, Canada ("SBI");

2. Tanaud International B.V. of Fred Roekestraat 123, First Floor, 1076 EE Amsterdam, The Netherlands ("TANAUD BV");

3. Structural Genomix, Inc. of 10505 Roselle Street, San Diego, CA 92121, U.S.A. ("GENOMIX");

4. Shire Intellectual Property SrI of Chancery House, High Street, Bridgetown, Barbados, West Indies ("SIP"); and

5. Shire Pharmaceutical Development Limited to Hampshire International Business Park, Chineham, Basingstoke, Hampshire, RG24 8EP, U.K. ("SPD").

WHEREAS:

(A) Pursuant to the Licence (as defined below) SBI, Tanaud BV and Tanaud Ireland Inc. ("TII") licensed certain patents, technology and know-how to Genomix.

(B) By a prior novation effective as at 1 January 2005, the rights and obligations of TII under the Licence (the "TII INTERESTS") were novated to SBI, TII being released and discharged from the Licence upon the terms of SBI's undertaking to perform the Licence and be bound by its terms and conditions in place of TII.

(C) By a prior novation effective as at 4 January 2005, SBI was released and discharged from the Licence to the extent of its rights and obligations representing the TII Interests and the parties agreed to release and discharge SBI from the Licence upon the terms of SIP's undertaking to perform the Licence and be bound by its terms and conditions in place of SBI in respect of the TII Interests.

(D) SIP now wishes to be released and discharged from the Licence to the extent of its rights and obligations representing the TII Interests and the parties have agreed to release and discharge SIP from the Licence upon the terms of SPD's undertaking to perform the Licence and be bound by its terms and conditions in place of SIP in respect of the TII Interests.

NOW IT IS AGREED as follows.

1.       DEFINITIONS

         In this agreement:

         "COUNTERPARTIES"           means, together, Genomix and Tanaud BV;

         "EFFECTIVE DATE"           means 4 January 2005; and

         "LICENCE"                  means a patent and know-how licence between
                                    SBI, TII, Tanaud BV and Genomix, dated 23
                                    July 2004 a copy of which is annexed hereto and initialled by the parties for the purposes of identification only.

2.       SPD'S UNDERTAKING

         With effect from the Effective Date and in consideration of the undertakings given by the Counterparties in clause 3, SPD hereby undertakes to observe, perform, discharge, assume liabilities under and be bound by the Licence as if SPD were a party to the Licence in place of SIP in respect of the TII Interests only. Notwithstanding this undertaking, nothing in this agreement shall:

         (A) require SPD to perform any obligation created by or arising under the Licence falling due for performance, or which should have been performed, before the Effective Date or to make any payments due or as otherwise would be incurred and payable prior to the Effective Date; or

         (B) make SPD liable for any act, neglect, default, omission or liability in respect of the Licence committed or incurred by SBI or occurring before the Effective Date.

3.       COUNTERPARTIES' UNDERTAKINGS AND RELEASE OF SIP

3.1 With effect from the Effective Date and in consideration of and subject to the undertakings given by SPD in clause 2 and SIP in clause 4, the Counterparties hereby:

         (A) release and discharge SIP from all liabilities under the Licence and all obligations to observe, perform, discharge and be bound by the Licence;

         (B) accept SPD's undertaking to observe, perform, discharge, assume liabilities under and be bound by the Licence (such undertaking being set out in clause 2); and

         (C) agree to observe, perform, discharge and be bound by the Licence as if SPD were a party to the Licence in the place of SIP in respect of the TII Interests.

3.2 Notwithstanding the provisions of sub-clause 3.1(A), nothing in this agreement shall affect or prejudice any claim or demand whatsoever which the Counterparties may have against SIP in respect of the TII Interests, in relation to the Licence and arising out of matters prior to the Effective Date.

4.       SIP'S UNDERTAKING AND RELEASE OF COUNTERPARTIES

         With effect from the Effective Date and in consideration of the undertakings given by the Counterparties in clause 3, SIP hereby releases and discharges the Counterparties from all liabilities under the Licence and all obligations to observe, perform, discharge and be bound by the Licence. Notwithstanding this undertaking and release, nothing in this agreement shall affect or prejudice any claim or demand whatsoever which SIP may have against the Counterparties in relation to the Licence and arising out of matters prior to the Effective Date.

5.       FURTHER ASSURANCE

         The parties (including any successors in business or assignees under the Licence) agree, at their own cost, to enter into and execute a novation agreement in a form substantially similar to this agreement to effect the transfer of the TII Interests to SIP (or its nominee which shall be a subsidiary of Shire Pharmaceuticals Group plc), thereby discharging and releasing SPD from the effective date of such novation from its obligations and liabilities under the Licence and substituting SIP (or its nominee) as the primary obligor in respect of the TII Interests, such agreement to be executed on or to take effect from 1 January 2010.

5.2 In the event the TII Interests are novated to a nominee of SIP ("SIP Nominee") pursuant to clause 5.1 the parties (including any successors in business or assignees under the Licence) further agree, when requested to do so by SIP and at their own cost, to enter into and execute a further novation agreement in a form substantially similar to this agreement to effect the transfer of the TII Interests to SIP, thereby discharging and releasing the SIP Nominee from the effective date of such novation from its obligations and liabilities under the Licence and substituting SIP as the primary obligor in respect of the TII interests.

6.       NOTICES

         For the purposes of all provisions in the Licence concerning the service of notices, the address of SPD is its principal place of business set out above.

7.       COUNTERPARTS

7.1 This agreement may be executed in any number of counterparts, and by the parties on separate counterparts, but shall not be effective until each party has executed at least one counterpart.

7.2 Each counterpart shall constitute an original of this agreement, but all the counterparts shall together constitute but one and the same instrument.

8.       GOVERNING LAW

         This agreement shall be governed by and construed in accordance with the laws of the state of New York and subject to the jurisdiction of the New York courts.

IN WITNESS WHEREOF the parties have entered into this agreement on the date first written above.



 /s/ [Illegible]
---------------------------------------------------------------
For and on behalf of SHIRE BIOCHEM INC.



/s/ [Illegible]
---------------------------------------------------------------
For and on behalf of TANAUD INTERNATIONAL B.V.



/s/ M. Grey
---------------------------------------------------------------
For and on behalf of STRUCTURAL GENOMIX, INC.



/s/ [Illegible]
---------------------------------------------------------------
For and on behalf of SHIRE INTELLECTUAL PROPERTY SRI



/s/ [Illegible]
---------------------------------------------------------------
For and on behalf of SHIRE PHARMACEUTICAL DEVELOPMENT LIMITED